UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant
☒

Filed by a Party other than the Registrant
☐

Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

NI HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

1101 First Avenue North
Fargo, ND 58102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2020

To the Shareholders of NI Holdings, Inc.:
The 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of NI Holdings, Inc., a North Dakota corporation (the “Company”, “we”, “us”, or “our”), will be held on Wednesday, May 27, 2020, at 10:00 a.m. (Central Time). Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, directors, and shareholders, the 2020 Annual Meeting will be held in a virtual meeting format only. Please visit the website www.meetingcenter.io/278002511 and enter your control number to register to attend the meeting. The deadline to register to attend the virtual 2020 Annual Meeting is May 25, 2020, at 5:00 p.m. (Eastern Time). You will be able to participate in the 2020 Annual Meeting during the live webcast of the meeting by visiting www.meetingcenter.io/278002511. You are encouraged to vote your shares in advance of the 2020 Annual Meeting, but you may also vote during the meeting by following the instructions available on the meeting website. We currently intend to hold an in-person Annual Meeting in 2021. The 2020 Annual Meeting will be held for the following purposes:
1.
To elect two directors to serve as Class I directors for a three-year term to expire at the 2023 Annual Meeting of Shareholders;

2.
To ratify the selection of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

3.
To approve the NI Holdings, Inc. 2020 Stock and Incentive Plan; and

4.
To transact such other business as may properly be brought before the 2020 Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you vote “FOR” the election of our Board of Directors’ director nominees (Proposal 1), “FOR” the proposal to ratify Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 (Proposal 2), and “FOR” the proposal to approve the NI Holdings, Inc. 2020 Stock and Incentive Plan (Proposal 3).
Instead of mailing a printed copy of our proxy materials to all of our shareholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all shareholders. Accordingly, on or about April 17, 2020, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all shareholders of record on our books at the close of business on April 9, 2020, the record date for the 2020 Annual Meeting (the “Record Date”), and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, shareholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.
If you are a shareholder of record, you may vote in one of the following ways:
•
Vote over the Internet, by going to www.investorvote.com/NODK (have your Notice or proxy card in hand when you access the website);

•
Vote by telephone, by calling the toll-free number 1-800-652-8683 (have your Notice or proxy card in hand when you call);

•
Vote by mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the envelope provided; or

•
Vote via computer during the 2020 Annual Meeting.

If your shares are held in “street name,” meaning that they are held for your account by a broker, bank or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted.
Whether or not you plan to attend the 2020 Annual Meeting, we urge you to take the time to vote your shares.
By Order of the Board of Directors,

/s/ ERIC K. AASMUNDSTAD

Eric K. Aasmundstad
Chairman of the Board
Fargo, North Dakota
April 17, 2020

i

1101 First Avenue North
Fargo, ND 58102

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 27, 2020

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING TO BE HELD ON WEDNESDAY, MAY 27, 2020
Copies of this proxy statement and the form of proxy card, and the Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (the “2019 Annual Report”) are available without charge as noted below.
The Board of Directors (the “Board”) of NI Holdings, Inc. (“Company”, “we”, “us”, or “our”) is soliciting the enclosed proxy for use at its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) to be held on May 27, 2020 at 10:00 a.m. (Central Time). Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, directors, and shareholders, the 2020 Annual Meeting will be held in a virtual meeting format only. Please visit the website www.meetingcenter.io/278002511 and enter your control number to register to attend the meeting. The deadline to register to attend the virtual 2020 Annual Meeting is May 25, 2020, at 5:00 p.m. (Eastern Time). You will be able to participate in the 2020 Annual Meeting during the live webcast of the meeting by visiting www.meetingcenter.io/278002511. You are encouraged to vote your shares in advance of the 2020 Annual Meeting, but you may also vote during the meeting by following the instructions available on the meeting website. We currently intend to hold an in-person Annual Meeting in 2021.
On April 17, 2020, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders (other than those who previously requested electronic or paper delivery of proxy materials), directing shareholders to a website where they can access our proxy materials, including this proxy statement and the 2019 Annual Report, and view instructions on how to vote online or by telephone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.
Here is how to order a copy of the proxy materials and select a future delivery preference. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.
Internet — Go to www.investorvote.com/NODK. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.
Telephone — Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
Email — Send email to investorvote@computershare.com with “Proxy Materials NI Holdings Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reserve, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 13, 2020.

EMERGING GROWTH COMPANY STATUS
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934 as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the first fiscal year in which our annual gross revenues exceed $1.07 billion; (ii) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our shares that are held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter; (iii) the date on which we have issued more than $1.0 billion in nonconvertible debt during the preceding three-year period; and (iv) the last day of the fiscal year following the fifth anniversary of the date we first sold securities pursuant to an IPO registration statement.

FREQUENTLY ASKED QUESTIONS
The following questions and answers present important information pertaining to the 2020 Annual Meeting:
Why am I receiving these materials?
The Board of Directors is soliciting proxies for the 2020 Annual Meeting. The Notice of Internet Availability of Proxy Materials was mailed on or about April 17, 2020 to shareholders as of the Record Date. Internet availability is provided for a proxy card, this Proxy Statement, and our 2019 Annual Report.
Why are we holding the 2020 Annual Meeting?
As a matter of good corporate practice, and in compliance with applicable corporate law and the Marketplace Rules (the “NASDAQ Listing Rules”) of The NASDAQ Stock Market, LLC (“NASDAQ”), we hold a meeting of shareholders annually. This year’s meeting will be held on May 27, 2020. There will be at least three items of business that must be voted on by our shareholders at the 2020 Annual Meeting, and our Board is seeking your proxy to vote on these items. This Proxy Statement contains important information about us and the matters that will be voted on at the 2020 Annual Meeting. Please read these materials carefully so that you have the information you need to make informed decisions.
Where and when is the 2020 Annual Meeting?
We will hold the 2020 Annual Meeting on May 27, 2020 at 10:00 a.m., Central Time. Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, directors, and shareholders, the 2020 Annual Meeting will be held in a virtual meeting format only. Please visit the website www.meetingcenter.io/278002511 and enter your control number to register to attend the meeting. The deadline to register to attend the virtual 2020 Annual Meeting is May 25, 2020, at 5:00 p.m. (Eastern Time). You will be able to participate in the 2020 Annual Meeting during the live webcast of the meeting by visiting www.meetingcenter.io/278002511 . You are encouraged to vote your shares in advance of the 2020 Annual Meeting, but you may also vote during the meeting by following the instructions available on the meeting website.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
In accordance with rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we may furnish proxy materials, including this Proxy Statement and our 2019 Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will not receive printed copies of the proxy materials unless they request them. Instead, the Notice, which is being mailed to our shareholders on or about April 17, 2020, will instruct you as to how you may access and review all of the proxy materials on the Internet. The Notice also instructs you as to how you may submit your proxy on the Internet. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.
What am I being asked to vote on at the 2020 Annual Meeting?
We are asking our shareholders to consider the following proposals:
•
The election of the Class I directors, Michael J. Alexander and Jeffrey R. Missling, to serve until our annual meeting to be held in 2023 or until their respective successors are duly elected and qualified;

•
The ratification of the appointment of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020;

•
The approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan; and

•
Any other business properly introduced at the 2020 Annual Meeting.

How does the Board of Directors recommend I vote on these proposals?
The Board of Directors recommends a vote:
•
“FOR” the election of the Class I directors, Michael J. Alexander and Jeffrey R. Missling, to serve until our annual meeting to be held in 2023 or until their respective successors are duly elected and qualified; and

•
“FOR” the ratification of the appointment of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

•
“FOR” the approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan.

What must I do if I want to attend the 2020 Annual Meeting?
Attendance at the 2020 Annual Meeting is limited to individuals who were shareholders as of the Record Date. Please visit the website www.meetingcenter.io/278002511 and enter your control number to register to attend the meeting. The deadline to register to attend the virtual 2020 Annual Meeting is May 25, 2020, at 5:00 p.m. (Eastern Time). You may vote during the meeting by following the instructions available on the meeting website.
How many votes do I have?
You have and may cast one vote for each share of common stock of the Company that you owned at the close of business on the Record Date.
These shares include:
•
Shares registered directly in your name with Computershare Trust Company, N.A. (“Computershare”), our transfer agent, for which you are considered the “shareholder of record”; and

•
Shares held for you as the beneficial owner through a broker, bank, or other nominee.

As of the close of business on the Record Date, the Company had 21,929,145 shares of common stock issued and outstanding, and entitled to vote upon each matter considered at the 2020 Annual Meeting. Beginning two days after notice of our 2020 Annual Meeting is given, a list of shareholders eligible to vote at the 2020 Annual Meeting will be available for inspection at our principal office at any time up to the 2020 Annual Meeting. If you would like to inspect the list, please call our Corporate Secretary at (701) 298-4200 to arrange a visit to our office.
What is the difference between holding shares as a “shareholder of record” and as a “beneficial owner”?
If your shares are registered directly in your name with Computershare, you are considered the “shareholder of record” with respect to those shares. We have sent the Notice for the 2020 Annual Meeting directly to you. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote yourself at the 2020 Annual Meeting. Throughout this Proxy Statement, we refer to shareholders who hold their shares directly with Computershare as “shareholders of record.”
If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of the shares held in street name. Your broker, bank, or other nominee who is considered the shareholder of record with respect to those shares has forwarded proxy materials for the 2020 Annual Meeting to you. As the beneficial owner, you have the right to direct your broker or nominee on how to vote your shares. Beneficial owners are also invited to attend the 2020 Annual Meeting. However, since a beneficial owner is not the shareholder of record, you may not vote your shares of common stock yourself at the 2020 Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this Proxy Statement, we refer to shareholders who hold their shares through a broker, bank, or other nominee as “beneficial owners” or “street name shareholders.”

What is a proxy?
A proxy is your legal designation of another person to vote the shares of common stock you own. That other person is called your proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated two of our officers as proxies for the 2020 Annual Meeting to cast your vote. These officers are Michael J. Alexander, our President and Chief Executive Officer, and Brian R. Doom, our Chief Financial Officer. Whether or not you expect to attend the 2020 Annual Meeting, we request that you please use the means available to you to vote by proxy so as to ensure that your shares of common stock may be counted towards a quorum and voted.
How do I vote?
General
You can vote by proxy or during the 2020 Annual Meeting. For specific methods of voting available to you, see below.
If you submit your proxy using any of the methods below, Michael J. Alexander or Brian R. Doom will vote your shares in the manner you indicate. You may specify whether your shares should be voted for all, some, or none of the nominees for director and for or against any other proposals properly introduced at the 2020 Annual Meeting. If you vote by telephone or Internet and choose to vote with the recommendation of the Board of Directors, or if you vote by mail, sign your proxy card and do not indicate specific choices, your shares will be voted “FOR” the election of all nominees for director, “FOR” the ratification of the appointment of our independent registered public accounting firm, and “FOR” the approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan.
If any other matter is presented, your proxy will authorize Michael J. Alexander or Brian R. Doom to vote in accordance with their best judgment. At the time this Proxy Statement was printed, we knew of no matters to be considered at the 2020 Annual Meeting other than the three proposals referenced in this Proxy Statement.
Voting Methods for Shareholders of Record
If you are a shareholder of record, you may vote by one of the following methods:
•
By Internet:   you may vote over the Internet at www.investorvote.com/NODK by following the instructions on the proxy card. Internet voting facilities will be available 24 hours a day.

•
By Telephone:   you may vote by touch-tone telephone by calling 1-800-652-8683. Telephone voting facilities will be available 24 hours a day.

•
By Mail:   you may authorize your proxy by completing, signing and dating your proxy card and returning it in the reply envelope included with the paper proxy materials.

•
In Person:   you may attend the 2020 Annual Meeting and vote yourself. Please visit the website www.meetingcenter.io/278002511 and enter your control number to register to attend the meeting. The deadline to register to attend the virtual 2020 Annual Meeting is May 25, 2020, at 5:00 p.m. (Eastern Time). You may vote during the meeting by following the instructions available on the meeting website.

Voting Methods for Street Name Shareholders
If you are a street name shareholder, you will receive voting instructions from your broker, bank, or other nominee. You must follow the voting instructions provided by your broker, bank, or other nominee in order to instruct your broker, bank, or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a street name shareholder, you may not vote your shares yourself at the 2020 Annual Meeting unless you obtain a legal proxy from your broker, bank, or other nominee.

Can I change my vote or revoke my proxy?
Yes. If you are a shareholder of record, you can change your vote or revoke your proxy any time before the 2020 Annual Meeting by:
•
Entering a new vote by Internet or by telephone;

•
Returning a later-dated proxy card;

•
Notifying the Secretary of the Company, in writing, at NI Holdings, Inc., Attn: Secretary, 1101 First Avenue North, Fargo, North Dakota 58102; or

•
Voting during the 2020 Annual Meeting in person as directed in this proxy statement. Please visit the website www.meetingcenter.io/278002511 and enter your control number to register to attend the meeting. The deadline to register to attend the virtual 2020 Annual Meeting is May 25, 2020, at 5:00 p.m. (Eastern Time). You may vote during the meeting by following the instructions available on the meeting website.

If you are a street name shareholder, your broker, bank, or other nominee can provide you with instructions on how to change your vote.
What is a quorum?
A quorum of shareholders is necessary to hold a valid meeting. The presence in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative, of the shareholders holding in aggregate not less than a simple majority of our issued and outstanding shares of common stock constitutes a quorum.
Your shares of common stock will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote at the 2020 Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum present within half an hour of the time appointed for the meeting, the meeting shall stand adjourned to the same day in the next week at the same time and place or to such other day, time, and place as the Board may determine.
Will my shares be voted if I do not return my proxy?
If your shares are registered in your name, your shares will not be voted if you do not vote over the Internet, by telephone, by returning your proxy card by mail or by ballot at the 2020 Annual Meeting.
If your shares are held in “street name”, your brokerage firm may under certain circumstances vote your shares if you do not timely return your voting instructions. Brokers can vote their customers’ unvoted shares on discretionary matters but cannot vote such shares on non-discretionary matters. If you do not timely return voting instructions to your brokerage firm to vote your shares, your brokerage firm may, on discretionary matters, either vote your shares or leave your shares unvoted.
Proposal 1, election of directors, and Proposal 3, approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan, are non-discretionary matters. If you do not instruct your brokerage firm how to vote with respect to these proposals, your brokerage firm may not vote with respect to these proposals and those shares that would have otherwise been entitled to be voted will be treated as “broker non-votes”. “Broker non-votes” are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. Broker non-votes, because they are not voted affirmatively or negatively, will not be counted for purposes of determining whether these proposals have been approved and will not have the effect of negative votes.
Proposal 2, ratification of the selection of our independent registered public accounting firm, is considered a discretionary matter, and your brokerage firm will be able to vote on this proposal even if it does not timely receive instructions from you, so long as it holds your shares in its name. We encourage you to timely provide voting instructions to your brokerage firm or other nominee. This ensures that your shares will be voted at the 2020 Annual Meeting according to your instructions. You should receive directions from your brokerage firm or other nominee about how to submit your voting instructions to them. Because Proposal 2 is a discretionary matter, there will not be any broker non-votes.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding our shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of our independent registered public accounting firm. Your broker will not have discretion to vote on the election of directors or approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan, which are “non-routine” matters, absent direction from you.
How are shares held in the Employee Stock Ownership Plan voted?
If you own shares through the NI Holdings, Inc. Employee Stock Ownership Plan, your proxy will serve as voting instructions for your shares held in that plan. The administrator of the ESOP will vote your shares as you direct. If a proxy is not returned for shares held in the ESOP, the administrator will not vote those shares.
What vote is required to approve each proposal?
Subject to the paragraph below, our directors are elected by a plurality of the votes cast, which means the two nominees receiving the highest number of affirmative votes will be elected. As a result, any shares not voted “for” a particular nominee (whether as a result of shareholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.
Pursuant to our bylaws, any nominee for director in an uncontested election who receives a greater number of votes “withheld” or “against” from his or her election than votes “for” his or her election shall immediately offer to tender his or her resignation following certification of such shareholder vote. The Nominating and Governance Committee shall promptly consider the director’s resignation offer and make a recommendation to the Board of Directors on whether to accept or reject the offer. The Board of Directors shall act on the recommendation of the Nominating and Governance Committee and publicly disclose its decision within 90 days following certification of the shareholder vote.
The ratification of the appointment of our independent registered public accounting firm and the approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan require the affirmative vote of a majority of the voting power of shares present at the meeting and entitled to vote on the proposals.
A properly executed proxy marked “abstain” with respect to the ratification of the appointment of our independent registered public accounting firm will not be voted, although it will be counted for purposes of determining whether there is a quorum for the Annual Meeting. Since abstentions will not be votes cast “FOR” the ratification of the appointment of our independent registered public accounting firm or the approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan, they will have the same effect as negative votes or votes against those matters. Because Proposal 2 is a discretionary matter, we do not expect there to be any broker non-votes with Proposal 2. Proposal 3 is a non-discretionary matter and, therefore, broker non-votes will have no effect on the outcome of Proposal 3.
Although shareholder approval of our Audit Committee’s selection of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020 is not required, we believe that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the 2020 Annual Meeting, the Audit Committee will reconsider its selection of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.
Who will count the vote?
Our inspector of elections, Computershare, will tabulate the votes cast by proxy and directly at the 2020 Annual Meeting.

Is my vote confidential?
Yes. The Company encourages shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. The Company has designated Computershare, its independent transfer agent and registrar, to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to the Company or any of its officers or employees except (i) where disclosure is required by applicable law, (ii) where disclosure of your vote is expressly requested by you, or (iii) where the Company concludes in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. However, aggregate vote totals will be disclosed to the Company from time to time and publicly announced at the 2020 Annual Meeting.
Do the directors and officers of the Company have an interest in the outcome of the matters to be voted on?
Our directors and officers will not receive any special benefit as a result of the outcome of the matters to be voted on, except that our non-employee directors will receive compensation for their service as described later in this Proxy Statement under the heading “Proposal 1: Election of Directors.” We also expect that directors and officers will receive equity compensation pursuant to the NI Holdings, Inc. 2020 Stock and Incentive Plan.
How many shares do the directors and officers of the Company beneficially own, and how do they plan to vote their shares?
Directors and executive officers, who, as of the Record Date, had beneficial ownership (or had the right to acquire beneficial ownership within sixty days following the Record Date) of less than 1% of our outstanding common stock, are expected to vote, or direct the voting of their shares, in favor of the election of the director nominees set forth in this Proxy Statement, in favor of the approval of the NI Holdings, Inc. 2020 Stock and Incentive Plan, and in favor of the ratification of the selection of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020. Nodak Mutual Group, Inc. owns approximately 57% of our outstanding shares of common stock.
Where can I find the voting results?
The Company will announce preliminary voting results at the 2020 Annual Meeting and publish preliminary results, or final results if available, in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days of the 2020 Annual Meeting.
Who pays for proxy solicitation?
We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and other materials to our shareholders. We do not anticipate hiring an agency to solicit votes from shareholders at this time; however, if we determine that such action would be appropriate or necessary, we would pay the cost of such service. Our officers and other employees may solicit proxies in person or by telephone but will receive no special compensation for doing so.
Who can attend the 2020 Annual Meeting?
All shareholders as of the Record Date are invited to attend the 2020 Annual Meeting.
Who is our independent registered public accounting firm, and will they be represented at the 2020 Annual Meeting?
Mazars USA LLP served as our independent registered public accounting firm for the fiscal year ended December 31, 2019 and audited our consolidated financial statements for such fiscal year. Mazars USA LLP has been selected by the Audit Committee to serve in the same role and to provide the same services for the fiscal year ending December 31, 2020. We expect that representatives of Mazars USA LLP will be present at the 2020 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

How do I obtain a copy of the 2019 Annual Report?
If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 that we filed with the SEC, we will send you one without charge. Please write to:
NI Holdings, Inc.
1101 First Avenue North
Fargo, ND 58102
Attn: Investor Relations
All of our SEC filings are also available free of charge under the heading “SEC Filings” in the “Financial Information” section of our website at www.niholdingsinc.com.

PROPOSAL 1:
ELECTION OF DIRECTORS
Our Board of Directors is divided into three classes, with one class of our directors standing for election each year, for a three-year term. Directors for each class are elected at the Annual Meeting of Shareholders held in the year in which the term for their class expires and hold office until their death, resignation, or removal, or their successors are duly elected and qualified. In accordance with our articles of incorporation and bylaws, our directors may fill existing vacancies on our Board (including vacancies resulting from an increase in the number of directors) by appointment.
Our Board currently consists of seven directors, divided into the following three classes:
•
The Class I directors are Michael J. Alexander and Jeffrey R. Missling, and their terms will expire at the 2020 Annual Meeting;

•
The Class II directors are William R. Devlin and Duaine C. Espegard, and their terms will expire at the 2021 Annual Meeting of Shareholders; and

•
The Class III directors are Eric K. Aasmundstad, Cindy L. Launer, and Stephen V. Marlow, and their terms will expire at the 2022 Annual Meeting of Shareholders.

Both of our Class I directors, Messrs. Alexander and Missling, have been nominated to serve as Class I directors and will stand for re-election at the 2020 Annual Meeting.
Shareholder Vote
Our directors are elected by a plurality of the votes cast. If a choice is specified on the proxy card by a shareholder, the shares will be voted as specified. If no contrary indication is made, proxies are to be voted “FOR” Mr. Alexander and Mr. Missling, or, in the event that any such individual is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who is designated by our Board to fill the vacancy.
Pursuant to our bylaws, any nominee for director in an uncontested election who receives a greater number of votes “withheld” or “against” from his or her election than votes “for” his or her election shall immediately offer to tender his or her resignation following certification of such shareholder vote. The Nominating and Governance Committee shall promptly consider the director’s resignation offer and make a recommendation to the Board of Directors on whether to accept or reject the offer. The Board of Directors shall act on the recommendation of the Nominating and Governance Committee and publicly disclose its decision within 90 days following certification of the shareholder vote.
Recommendation of our Board
Our Board recommends a vote “FOR” the election of Mr. Alexander and Mr. Missling as Class I Directors at the 2020 Annual Meeting.

Nominees for Election to the Board
Name	Age at May 27, 2020	Director Since(1)	Position with NI Holdings, Inc.
Michael J. Alexander	54	2016	Director, President and CEO
Jeffrey R. Missling	49	2016	Director

(1)
Indicates the year first elected as a director of Nodak Mutual Insurance Company or NI Holdings, Inc.

Nominees for Election to the Board for a Three-Year Term Expiring at the 2023 Annual Meeting of Shareholders
Michael J. Alexander.   Mr. Alexander currently serves as President and Chief Executive Officer of NI Holdings, Inc., as well as Nodak Mutual Group, Inc. Mr. Alexander is also President and Chief Executive Officer of Nodak Insurance Company, American West Insurance Company, Battle Creek Mutual Insurance Company, Primero Insurance Company, Tri-State, LTD, and Nodak Agency, Inc. Mr. Alexander is Chief Executive Officer of Direct Auto Insurance Company and Westminster American Insurance Company.
Mr. Alexander joined Nodak Mutual Insurance Company as Senior Vice President of Underwriting in August 2003, was promoted to Chief Operating Officer in November 2004, and appointed Executive Vice President and Chief Executive Officer in July 2005. Mr. Alexander’s title changed to President and Chief Executive Officer in connection with the conversion of Nodak Insurance Company from mutual to stock form and the creation of NI Holdings, Inc. in March 2017.
Prior to joining Nodak Insurance Company, Mr. Alexander was director of underwriting/customer service at MSI Insurance Companies. Mr. Alexander has over 29 years of experience in the property and casualty industry. Mr. Alexander graduated from Earlham College with a Bachelor of Arts degree in mathematics and earned a Master of Arts degree in actuarial science from Ball State University.
Mr. Alexander is a member of the NI Holdings, Inc., Nodak Insurance Company, and affiliated insurance companies’ Boards of Directors. In addition, he is a member of the FBL Advisory Committee and a past member of the NAMIC Board of Directors.
We believe that Mr. Alexander’s extensive experience in the insurance industry and his 15 years of experience as the chief executive officer of Nodak Insurance Company, and its predecessor, qualify him to serve as a director.
Jeffrey R. Missling.   Mr. Missling has served as the Executive Vice President of the North Dakota Farm Bureau since 2005.
Mr. Missling grew up on a diversified crop and livestock farm and has worked with farmers and ranchers his entire life, having been employed by agriculture-related entities such as Rhone Poulenc Ag Company, Cargill, the University of Minnesota Extension Service, and the Minnesota Farm Bureau Federation. Mr. Missling holds a bachelor’s degree in Agricultural Business Management from South Dakota State University and a master’s degree in International Management from the University of Maryland.
Mr. Missling is a past member of the Minneapolis Federal Reserve Bank’s Advisory Council on Agriculture.
We believe that Mr. Missling’s experience in providing services to the agricultural industry and his management experience qualifies him to serve as a non-executive director.

Members of our Board Continuing in Office

Terms Expiring at the 2021 Annual Meeting of Shareholders (Class II)
Name	Age at May 27, 2020	Director Since(1)	Position with NI Holdings, Inc.
William R. Devlin	72	2003	Director
Duaine C. Espegard	76	2003	Director

(1)
Indicates the year first elected as a director of Nodak Insurance Company or NI Holdings, Inc.

William R. Devlin.   Mr. Devlin currently serves as Vice Chairperson of Nodak Mutual Group, Inc. Mr. Devlin has served on the Board of Directors of NI Holdings, Inc. since its creation in March 2017. Mr. Devlin serves on the Board of Directors of five insurance subsidiary companies of NI Holdings, Inc., and is also Chair of the Nominating and Corporate Governance Committee.
Prior to the conversion of the mutual insurance company to a stock company and the creation of the mutual holding company, Mr. Devlin served on the Board of Directors of Nodak Mutual Insurance Company from 2003 to 2017, and held the position of Vice President from 2008 to 2017.
Mr. Devlin currently serves as a state legislator in the North Dakota House of Representatives, including a term as the Speaker. Mr. Devlin has been in public service for 33 years, with 13 years as Steele County Commissioner and 20 years as a North Dakota state legislator. During those years of public service, Mr. Devlin has served as chairman and vice-chairman of legislative committees at the state and national levels.
Mr. Devlin has extensive private business experience in the printing and publishing areas. Mr. Devlin has been a chief executive officer of three family-owned newspaper corporations in North Dakota and Minnesota for over thirty years. Most recently, he was the chief executive officer of Devlin Newspapers Inc. of Staples, Minnesota. Mr. Devlin has served as state president of the North Dakota Newspaper Association and the Society of Professional Journalists, and was a board member of the North Dakota Newspaper Foundation.
We believe that Mr. Devlin’s experience as a state legislator and the chief executive officer of a local newspaper provides him with insight into the markets served by NI Holdings, Inc. and qualifies him to serve as an independent, non-executive director.
Duaine C. Espegard.   Mr. Espegard currently serves on the Nodak Mutual Group, Inc. Board of Directors. Mr. Espegard has served on the Board of Directors of NI Holdings, Inc. since its creation in March 2017. Mr. Espegard serves on the Board of Directors of five insurance subsidiary companies of NI Holdings, Inc., and is also Chair of the Executive Committee.
Prior to the conversion of the mutual insurance company to a stock company and the creation of the mutual holding company, Mr. Espegard served on the Board of Directors of Nodak Mutual Insurance Company from 2003 to 2017. Mr. Espegard previously served as Chair of the Investment Committee from 2003 to 2012, and Chair of the Audit Committee from 2012 to 2017.
Mr. Espegard has acted as a consultant to financial institutions since his retirement in 2001. Prior to his retirement, Mr. Espegard served as the Chief Executive Officer of Bremer Bank for over 25 years and has nearly 50 years of experience in the banking industry. Mr. Espegard holds a business associates degree from Aakers Business College in Grand Forks, North Dakota and attended the Graduate School of Banking at the University of Wisconsin.
We believe that Mr. Espegard’s experience in banking and management qualifies him to serve as an independent, non-executive director.

Terms Expiring at the 2022 Annual Meeting of Shareholders (Class III)
Name	Age at May 27, 2020	Director Since(1)	Position with NI Holdings, Inc.
Eric K. Aasmundstad	62	1997	Director
Cindy L. Launer	48	2019	Director
Stephen V. Marlow	64	2016	Director

(1)
Indicates the year first elected as a director of Nodak Insurance Company or NI Holdings, Inc.

Eric K. Aasmundstad.   Mr. Aasmundstad currently serves as Chairperson of the Nodak Mutual Group, Inc. Board of Directors, as well as Chairperson of the Board of Directors of all six insurance subsidiary companies of NI Holdings, Inc. Mr. Aasmundstad has served as Chairperson on the Board of Directors of NI Holdings, Inc. since its creation in March 2017. Mr. Aasmundstad is also Chair of the Compensation Committee.
Prior to the conversion of the mutual insurance company to a stock company and the creation of the mutual holding company, Mr. Aasmundstad served on the Board of Directors of Nodak Mutual Insurance Company from 1997 to 2017, and held the position of President of Nodak Mutual Insurance Company from 2008 to 2017.
A graduate of North Dakota State University with a degree in engineering, Mr. Aasmundstad farms approximately 4,000 acres and operated a custom harvesting business until 2012. Mr. Aasmundstad also owns a metalworking business.
Mr. Aasmundstad served as President of the North Dakota Farm Bureau from 1999 through 2011. During his tenure as President of the North Dakota Farm Bureau, Mr. Aasmundstad served on the Board of Directors of American Agricultural Insurance Company, Inc., which provides reinsurance to Farm Bureau insurance companies and other independent insurers. Mr. Aasmundstad also served as a director for Farm Bureau Life Insurance Company (headquartered in Des Moines, Iowa) and American Farm Bureau Insurance Services.
We believe that Mr. Aasmundstad’s 21 years of experience as a director of Nodak Mutual Insurance Company, his experience as a full time farmer, his 35 years’ experience as an independent businessman, and his experience as a past director of American Agricultural Insurance Company, Inc. qualify him to serve as an independent, non-executive director.
Cindy L. Launer.   Ms. Launer has served on the Board of Directors of NI Holdings, Inc. since her appointment in November 2019. Ms. Launer serves on the Board of Directors of Primero Insurance Company and Westminster American Insurance Company.
Ms. Launer was employed by American International Group from April 2007 to June 2018 where she served in various roles including FP&A, capital projects, financial communications, Chief of staff to the CEO, and finally Chief Operating Officer of the AIG commercial insurance business. Prior to joining AIG, she held progressive audit, finance, investor relations, and chief of staff roles at MetLife and Deloitte & Touche LLP.
Ms. Launer graduated from Florida Southern College with a Bachelor of Science degree in Finance and Marketing, and earned her Bachelor of Science degree in Accounting from International College.
We believe that Ms. Launer’s extensive experience in the insurance industry qualifies her to serve as an independent, non-executive director.
Stephen V. Marlow.   Mr. Marlow currently serves on the Nodak Mutual Group, Inc. Board of Directors. Mr. Marlow has served on the Board of Directors of NI Holdings, Inc. since its creation in March 2017. Mr. Marlow serves on the Board of Directors of five insurance subsidiary companies of NI Holdings, Inc., and is also Chair of the Audit Committee.
Mr. Marlow was employed by Ernst and Young LLP in various roles, including audit partner, from August 1978 to September 2011. Throughout his Ernst and Young career, Mr. Marlow worked extensively in the insurance and mutual fund industries. While in public accounting, Mr. Marlow worked with both public and non-public insurance companies, participated in several public offerings, and assisted several insurance companies with the adoption of Sarbanes-Oxley 404 requirements.
From October 2011 until his retirement in June 2016, Mr. Marlow was employed by Care Initiatives as Vice President and Chief Financial Officer. During his time at Care Initiatives, Mr. Marlow served on the Board of Directors of Iowa Indemnity Company, Ltd., a captive insurance company and subsidiary of Care Initiatives. Mr. Marlow also worked extensively with its Compensation Committee and Audit Committee.
While at Care Initiatives, Mr. Marlow served on the Board of Directors of Iowa Health Care Association (“IHCA”), a non-profit trade association supporting the nursing home and related industries in Iowa. Mr. Marlow also served on several committees and was a board member of ESCI, a direct subsidiary of IHCA. Mr. Marlow was a member of the Management Committee of the American Health Care Association (a non-profit trade association) from 2014 to 2016. From July 2017 to June 2019, Mr. Marlow served on the Board of Directors, and various committees, of Employee & Family Resources (a non-profit organization based in Des Moines, IA). Mr. Marlow remains active with the Iowa Society of Certified Public Accountants, serving on several committees and other roles since his term on the Board of Directors of that organization expired in 2008.
Mr. Marlow graduated from the University of Northern Iowa with a bachelor’s degree in accounting and is a Certified Public Accountant.
We believe that Mr. Marlow’s experience as a Certified Public Accountant at an international accounting firm and as an audit partner serving both public and non-public insurance companies qualifies him as an Audit Committee financial expert and to serve as an independent, non-executive director.

CORPORATE GOVERNANCE
The following corporate governance guidelines have been approved by the Board of Directors of NI Holdings, Inc. and, along with the Board committee charters, provide the framework for the corporate governance of NI Holdings, Inc. The Board of Directors reviews these guidelines and other aspects of the Company’s corporate governance at least annually.
Role of the Board and Management
The company’s business is conducted by its executive officers and other employees, under the direction of the chief executive officer and the oversight of the Board of Directors, to enhance the long-term value of the Company for its shareholders. The members of the Board of Directors are elected by the shareholders to oversee management and to ensure that the long-term interests of the Company and the shareholders are being served. Each director is expected to perform as a director in good faith, with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and in a manner the director reasonably believes to be in the best interests of the Company. Both the Board of Directors and management recognize that the long-term interests of the Company and its shareholders are advanced by responsibly addressing the concerns of other interested parties, including employees, prospective employees, customers, agents, vendors, government representatives, the communities in which the Company operates, and the public at large.
Director Independence
The NASDAQ Listing Rules require a majority of a listed company’s Board of Directors to be comprised of independent directors. In addition, the NASDAQ Listing Rules require that, subject to specified exceptions, each member of a listed company’s Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee be independent and that Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act.
In order to determine which of our directors are independent, we have elected to utilize the standards for independence established under the NASDAQ listing standards. Under these standards, an independent director is a person other than an executive officer or employee of NI Holdings, Inc. or one of its subsidiaries or any other individual having a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons will not be considered independent:
a)
a director who is, or at any time during the past three years was, employed by us;

b)
a director who accepted, or who has a spouse, parent, child, or sibling, whether by blood, marriage, or adoption, or any other person who resides in his home, hereinafter referred to as a “Family Member”, who accepted any compensation from us in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence (other than compensation for board or board committee service; compensation paid to a Family Member who is an employee (other than an executive officer) of NI Holdings, Inc. or one of its subsidiaries; or benefits under a tax qualified retirement plan, or non-discretionary compensation);

c)
a director who is a Family Member of an individual who is, or at any time during the past three years was, employed by us as an executive officer;

d)
a director who is, or has a Family Member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more (excluding payments arising solely from investments in our securities or payments under non-discretionary charitable contribution matching programs);

e)
a director of NI Holdings, Inc. who is, or has a Family Member who is, employed as an executive officer of another entity where at any time during the past three (3) years any of our executive officers served on the Compensation Committee of such other entity; or

f)
a director who is, or has a Family Member who is, a current partner of our independent registered public accounting firm, or was a partner or employee of the independent registered public accounting firm of NI Holdings, Inc. who worked on our audit at any time during any of the past three (3) years.

Under these criteria, all directors except Michael J. Alexander and Jeffery R. Missling are independent. North Dakota insurance law requires that one-third of the members of each committee of the board be independent, except for the Audit, Nominating and Corporate Governance, and Compensation Committees, which may only include independent directors.
Functions of the Board of Directors
The Board of Directors typically meets quarterly, with additional meetings as necessary, to review and discuss the performance of the Company, the Company’s plans and initiatives, and any immediate issues facing the Company. Directors are expected to attend all Board meetings, with only occasional absences, and to prepare for the meetings by reading any materials presented to them in advance of the meetings. Directors are expected to participate fully in the activities of any board committees to which they belong and likewise to attend all committee meetings, with only occasional absences, and to prepare for the committee meetings by reading any materials presented to them in advance of the meetings.
In addition to its general oversight of management, the Board of Directors also performs a number of specific functions, including:
a)
selecting, evaluating, and compensating the chief executive officer and overseeing succession planning for the chief executive officer;

b)
providing counsel and oversight on the selection, evaluation, development, and compensation of executive officers;

c)
reviewing, monitoring, providing counsel, and, where appropriate, approving fundamental financial and business strategies and major corporate actions;

d)
assessing major risks facing the Company and reviewing options for their mitigation; and

e)
ensuring processes are in place for maintaining the integrity of the Company through (i) its financial statements, (ii) compliance with law and ethics, (iii) relationships with customers, vendors, and agents, and (iv) relationships with other interested parties.

Board Committees
Although we would qualify as a “controlled company” under the NASDAQ Stock Market listing rules because Nodak Mutual Group, Inc. owns over 50% of our outstanding common stock, we do not intend to rely on the exemptions from certain of the corporate governance rules for NASDAQ listed companies. The Company has determined the following four standing committees: Compensation, Audit, Executive, and Nominating and Governance. These committees of the Board typically meet at least quarterly, with additional meetings as necessary. Set forth below is a brief description of our standing committees, and the duties and responsibilities of such committees.
Compensation Committee
The Compensation Committee is responsible for discharging the Board’s responsibilities relating to compensation of the Company’s directors and executive officers. In addition, the Compensation Committee:
a)
reviews, evaluates, and approves the compensation and benefit plans and policies of Company employees, including its executive officers;

b)
reviews, evaluates, and approves the compensation for our directors;

c)
grants stock options and restricted stock awards to employees, executive officers, and directors under our approved Stock and Incentive Plan; and

d)
makes recommendations to our Board of Directors regarding these matters.

All of the directors on the Compensation Committee are independent under the criteria established under the NASDAQ listing standards. All of the directors are “non-employee directors”, as required under the Exchange Act.
Audit Committee
The Audit Committee is responsible for assisting the Board in monitoring the integrity of the financial statements, and monitoring all aspects of the Company’s financial reporting requirements. In addition, the Audit Committee:
a)
is responsible for the selection, retention, oversight, and termination of our independent registered public accounting firm;

b)
approves the non-audit services provided by our independent registered public accounting firm;

c)
reviews the results and scope of the audit and other services provided by our independent registered public accounting firm;

d)
approves the cost of the annual audits;

e)
establishes procedures to facilitate the receipt, retention, and treatment of complaints received from third parties regarding accounting, internal accounting controls, or auditing matters;

f)
establishes procedures to facilitate the receipt, retention, and treatment of confidential, anonymous submissions of concerns regarding questionable accounting or auditing matters by Company employees;

g)
reviews and approves all related party transactions raising potential conflicts of interest;

h)
reviews the annual consolidated financial statements and the results of the audit with management and our independent registered public accounting firm;

i)
reviews with management and our independent registered public accounting firm the adequacy of our system of internal control over financial reporting, including their effectiveness at achieving compliance with any applicable laws or regulations;

j)
reviews with management and our independent registered public accounting firm the significant recommendations made by our independent registered public accounting firm with respect to changes in accounting procedures and internal control over financials reporting; and

k)
reports to the Board of Directors on the results of its review and makes such recommendations as it may deem appropriate.

The Audit Committee is chaired by Mr. Marlow. Our Board of Directors has determined that Mr. Marlow is an “audit committee financial expert” within the meaning of SEC regulations. Under the independence criteria utilized by the NASDAQ listing rules, the Audit Committee members must meet additional criteria to be deemed independent. An Audit Committee member may not, other than in his or her capacity as a member of the Committee, the Board of Directors, or any other Board of Directors’ committee (i) accept directly or indirectly any consulting, advisory, or other compensatory fee from NI Holdings, Inc. other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with NI Holdings, Inc. (provided such compensation is not contingent in any way on continued service); or (ii) be an affiliated person of NI Holdings, Inc. as defined in Exchange Act Rule 10A-3(e)(1). All of the directors on the Audit Committee are independent under these criteria.

Executive Committee
The Executive Committee is responsible for assisting the Board in monitoring the Company’s investments and reinsurance programs. In addition, the Executive Committee:
a)
serves as the Merger and Acquisition Committee, reviewing with management potential opportunities and approving initial discussions and due diligence;

b)
reviews and approves the reinsurance structure of the Company;

c)
reviews with senior management the Enterprise Risk Management plan;

d)
reviews and approves the investment policy for the Company and approves quarterly and annual investment activity;

e)
with the assistance of senior management, hires and/or terminates investment advisors; and

f)
acts on behalf of the Board on major matters that required decisions between Board meetings.

All of the directors on the Executive Committee are independent as defined under the NASDAQ listing standards.
Nominating and Governance Committee
The Nominating and Governance Committee is responsible for identifying individuals qualified to become members of the Board and overseeing corporate governance of the Company. In addition, the Nominating and Governance Committee:
a)
makes independent recommendations to the Board of Directors as to best practices for Board governance and evaluation of Board performance;

b)
produces a Code of Ethics and submits it for Board approval, and periodically reviews the Code of Ethics for necessary revisions;

c)
identifies suitable candidates for Board membership, and in such capacity considers any nominees recommended by shareholders;

d)
proposes to the Board a slate of directors for election by the shareholders at each Annual Meeting of Shareholders; and

e)
proposes candidates to fill vacancies on the Board based on qualifications it determines to be appropriate.

All of the directors on the Nominating and Governance Committee are independent as defined under the NASDAQ listing standards.
Current copies of committee charters are available at www.niholdingsinc.com.
Set forth below is a listing of our current Board members and on which committees they currently serve.
Name	Role	Audit Committee	Compensation Committee	Executive Committee	Nominating and Governance Committee
Eric K. Aasmundstad	Independent director	member	Chair	member	member
Michael J. Alexander	President and CEO	—	—	—	—
William R. Devlin	Independent director	member	member	member	Chair
Duaine C. Espegard	Independent director	member	member	Chair	member
Cindy L. Launer	Independent director	member	member	member	member
Stephen V. Marlow	Independent director	Chair, Financial Expert	member	member	member
Jeffrey R. Missling	Non-independent director	—	—	—	—
Number of meetings in 2019		8	4	4	6

Board Meetings
During the year ended December 31, 2019, our Board held a total of five Board meetings and twenty-two committee meetings. Each of our directors attended 100% of the aggregate number of meetings of our Board and meetings of any committee of which he was a member, which were held during the time in which he was a director or a committee member, as applicable.
Director Attendance at Annual Meetings
Our Board has a policy of encouraging director attendance at our Annual Meetings of Shareholders, but attendance is not mandatory. Our Board and management team encourage all of our directors to attend the 2020 Annual Meeting. The 2019 Annual Meeting was attended by all six directors who were members of our Board at that time.
Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through the Executive Committee of our Board. In addition, our Board is responsible for monitoring and assessing strategic risk exposure and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including adopting guidelines and policies to govern the process by which risk assessment and management is undertaken. Management provides quarterly updates on Enterprise Risk Management to the Audit Committee, including information on IT security, audits, and cyber analytics. The Audit Committee also monitors compliance with legal and regulatory requirements. Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.
Qualifications of Board Members
The Nominating and Corporate Governance Committee has adopted guidelines and procedures for identifying and evaluating candidates for director that provide for a fixed set of specific minimum qualifications for its candidates for membership on our Board. At a minimum, each director is expected to:
a)
understand our business and relevant industries in general;

b)
regularly attend meetings of our Board and of any committees on which the director serves;

c)
review in a timely fashion and understand materials circulated to our Board regarding us or our industry;

d)
participate in meetings and decision-making processes in an objective and constructive manner; and

e)
be reasonably available, upon request, to advise our officers and management.

The Nominating and Corporate Governance Committee will also consider factors such as the likelihood that he or she will be able to serve on our Board for a sustained period, experience as a director of a public company, and knowledge of relevant industries. Due consideration will be given to our Board’s overall balance of diversity of skills, experiences, backgrounds, perspectives, race, ethnicity, gender, and other differentiating personal characteristics. The Board believes that this promotes inclusiveness, enhances the Board’s deliberations, and enables the Board to better represent the Company’s shareholders. The Nominating and Corporate Governance Committee further believes it is appropriate for at least one member of our Board to meet the criteria for an “audit committee financial expert” as that phrase is defined under the regulations promulgated by the SEC, and that a majority of the members of our Board be independent as required under the NASDAQ Listing Rules. The Nominating and Corporate Governance Committee believes it is appropriate for our Chief Executive Officer to serve as a member of our Board. Our directors’ performance and qualification criteria are reviewed periodically by the Nominating and Corporate Governance Committee.

In evaluating director nominees, the Nominating and Corporate Governance Committee will consider, among other things, the following factors:
a)
the background and qualifications of the candidate, including information concerning the candidate required to be disclosed in our proxy statement under the rules of the SEC and any relationship between the candidate and the person or persons recommending the candidate;

b)
if the candidate satisfies certain minimum qualifications and other criteria that we have set for membership on our Board;

c)
if the candidate possesses any of the specific qualities or skills that under the nominating and corporate governance policies must be possessed by one or more members of our Board;

d)
the contribution that the candidate can be expected to make to the overall functioning of our Board;

e)
the extent to which the membership of the candidate on our Board will promote diversity among the directors; and

f)
other factors such as independence under applicable NASDAQ Listing Rules, and relationships with our shareholders, competitors, customers, suppliers, or other parties with a relationship to the Company.

The Nominating and Corporate Governance Committee’s goal is to assemble a Board that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the Nominating and Corporate Governance Committee is of the view that the composition of our Board, as a whole, should reflect a mix of skills and expertise that are appropriate for our company given our circumstances and that, collectively, enables our Board to perform its oversight function effectively. Nominees are not discriminated against on the basis of race, religion, national origin, gender, sexual orientation, disability, or any other basis proscribed by law.
Board Selection Process
Our Nominating and Corporate Governance Committee is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to our Board’s ability to work as a collective body, while providing us the benefit of the familiarity and insight into our affairs that our directors have accumulated during their tenure. Accordingly, our Nominating and Corporate Governance Committee recommends to our Board the re-nomination of incumbent directors for election who continue to satisfy our Nominating and Corporate Governance Committee’s criteria for membership on our Board, whom our Nominating and Corporate Governance Committee believes continue to make important contributions to our Board, and who consent to continue their service on our Board. Consistent with this policy, in considering candidates for election at our Annual Meeting of Shareholders, the Nominating and Corporate Governance Committee will first determine the incumbent directors whose terms expire at the upcoming meeting and who consent to continue their service on our Board. If our Nominating and Corporate Governance Committee determines that an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as director during the preceding term, and there exist no reasons, including considerations relating to the composition and functional needs of our Board as a whole and why in our Nominating and Corporate Governance Committee’s view the incumbent should not be re-nominated, the Nominating and Corporate Governance Committee will, absent special circumstances, propose the incumbent director for nomination by our Board for re-election at our Annual Meeting of Shareholders.
If any member of our Board does not wish to continue in service or if our Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies a new nominee that meets the criteria above. The Nominating and Corporate Governance Committee may, in its sole discretion, solicit recommendations for nominees from persons that the Nominating and Corporate Governance Committee believes are likely to be familiar with qualified candidates. These persons may include members of our Board, including members of the Nominating and Corporate Governance Committee, and our management team. The Nominating and Corporate Governance Committee may, in its sole discretion, determine to engage a professional search firm to assist in identifying qualified candidates.

If a search firm is engaged, the Nominating and Corporate Governance Committee will set its fees and scope of engagement. The Nominating and Corporate Governance Committee may, in its sole discretion, solicit the views of the Chief Executive Officer, other members of our senior management, and other members of our Board regarding the qualifications and suitability of candidates to be nominated as directors. The Nominating and Corporate Governance Committee may, in its sole discretion, designate one or more of its members (or the entire Nominating and Corporate Governance Committee) to interview any proposed candidate. Based on all available information and relevant considerations, the Nominating and Corporate Governance Committee will select a candidate who, in the view of the committee, is most suited for membership on our Board.
The Nominating and Corporate Governance Committee recently utilized a professional search firm to identify candidates to serve on our Board. The Nominating and Corporate Governance Committee interviewed candidates identified by the professional search firm, which resulted in the appointment of Ms. Launer as a new director on our Board in November 2019.
We have not received director candidate recommendations from our shareholders. We do, however, have a formal policy regarding consideration of such recommendations. In making its selection of director nominees, the Nominating and Corporate Governance Committee will evaluate candidates proposed by shareholders under criteria similar to the evaluation of other candidates and in accordance with our Bylaws and as is otherwise required pursuant to the Exchange Act. However, the Nominating and Corporate Governance Committee may consider, as one of the factors in its evaluation of shareholder-recommended nominees, the size and duration of the ownership by the recommending shareholder or shareholder group in our common stock. The Nominating and Corporate Governance Committee may also consider the extent to which the recommending shareholder intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an Annual Meeting of Shareholders, whether the recommending shareholder intends to continue holding its interest at least through the time of such annual meeting.
Under our Bylaws, shareholders wishing to suggest a candidate for director must write to our Corporate Secretary. In order to give the Nominating and Corporate Governance Committee sufficient time to evaluate a recommended candidate and/or include the candidate in our Proxy Statement for an upcoming Annual Meeting of Shareholders, the recommendation must be received by our Corporate Secretary at our principal executive offices in accordance with our procedures detailed in the section entitled “Shareholder Proposals and Director Nominations” in our latest proxy statement. Such submissions must state the nominee’s name and address, together with appropriate biographical information and background materials, and information with respect to the shareholder or group of shareholders making the recommendation, including the number of shares of common stock owned by such shareholder or group of shareholders, as well as other information required by our Bylaws. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable shareholder’s understanding of the independence, or lack thereof, of such proposed nominee.
Board of Directors Leadership Structure
We believe it is currently in the best interest of the Company and its shareholders to have a person other than our Chief Executive Officer serve in such a capacity. The four standing committees of the Board are also chaired by independent non-employee directors. Mr. Aasmundstad currently serves as Chair of our Board.
Meetings of Non-Employee Directors
The quarterly Board meetings and committee meetings are attended by members of the Board and the respective committees, as well as selected officers and employees of the Company. A portion of each meeting is typically reserved for executive sessions for non-employee directors to meet and communicate without management participation.
Access to Management
Non-employee directors have full and free access to any officer, manager, or employee of the Company in person, by email, or by telephone.

Access to Independent Advisors
The Board and its committees have the authority any time to retain outside accounting, financial, compensation, recruiting, legal, or other advisors, and the Company will provide appropriate funding, as determined by the Board or any committee, to compensate such independent outside advisors, as well as to cover the ordinary administrative expenses incurred by the Board and its committees in carrying out its duties.
Compensation of the Board
The Compensation Committee has the responsibility for reviewing and approving compensation and benefits for non-employee directors. In discharging this responsibility, the committee considers the performance of the Company, shareholder returns, alignment of director interests with long term shareholder interests, the amount of time and work required of directors, the compensation paid to directors at other comparable companies, and the maintenance of director independence as well as the appearance of director independence. The committee monitors the possibility of any indirect forms of compensation to directors, including significant charitable contributions to organizations with which a director might be affiliated or by which a director might be compensated.
Annual Evaluations
The Board of Directors annually considers conducting an evaluation to determine if it and its committees are functioning effectively. Likewise, each board committee annually considers conducting a self-evaluation to determine if it is functioning effectively.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee of our Board of Directors does not include any current or former executive officers or current employees of NI Holdings, Inc. None of our executive officers serves as a member of the Board of Directors or Compensation Committee of any entity that has one or more executive officers serving on our Board of Directors of Compensation Committee.
Code of Ethics and Business Conduct for Employees, Executive Officers, and Directors
Our Board has adopted a Code of Ethics and Business Conduct applicable to all of our employees, executive officers, and directors. The Code of Ethics and Business Conduct is available on our website at www.niholdingsinc.com. Our Board is responsible for overseeing compliance with the Code of Ethics and Business Conduct, and our Board or an appropriate committee thereof must approve any waivers of the Code of Ethics and Business Conduct for employees, executive officers, or directors. Disclosure regarding any amendments to the Code of Ethics and Business Conduct, or any waivers of its requirements, will be made on our website at www.niholdingsinc.com.
Shareholder Communications with our Board
Shareholders seeking to communicate with our Board must submit their written comments to our Corporate Secretary, NI Holdings, Inc., 1101 First Avenue North, Fargo, ND 58102. The Corporate Secretary will forward such communications to each member of our Board, except in cases where, in the opinion of our Corporate Secretary, it would be inappropriate to send a particular shareholder communication to a specific director, in which cases such communication will only be sent to the remaining directors (subject to the remaining directors concurring with such opinion).

DIRECTOR COMPENSATION
The following table sets forth cash and other compensation earned by the members of the Board for all services in all capacities during the fiscal year ended December 31, 2019.
Name	Fees Earned or Paid in Cash(1)(2)	Stock Awards(3)	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Eric K. Aasmundstad	$77,500	$54,002	—	—	—	—	$131,502
William R. Devlin	74,500	54,002	—	—	—	—	128,502
Duaine C. Espegard	74,500	54,002	—	—	—	—	128,502
Cindy L. Launer	17,500	—	—	—	—	—	17,500
Stephen V. Marlow	73,000	54,002	—	—	—	—	127,002
Jeffrey R. Missling	40,500	54,002	—	—	—	—	94,502

(1)
Fees earned for Messrs. Aasmundstad, Devlin, Espegard, and Marlow include director fees paid by Nodak Insurance, Primero, and Battle Creek.

(2)
Effective May 21, 2019, our non-employee directors no longer receive compensation for attendance at Board or committee meetings.

(3)
As of December 31, 2019, each non-employee director had 3,100 restricted stock units outstanding. The grant date fair value was $54,002, computed in accordance with FASB ASC Topic 718 using the closing price of our common stock on the grant date. These RSUs vest at the 2020 Annual Meeting, although one of the directors has elected to defer receipt of his shares until a later date. Estimated forfeitures are included in the determination of compensation costs.

Narrative to the Director Compensation Table
Fees Earned or Paid in Cash
Effective May 21, 2019, the Company provides for an annual retainer of $50,000 for non-employee directors for service on its Board and quarterly retainers of $5,000 for non-employee directors for service on the Board’s committees. Additional retainers of $4,000 each were paid in 2019 to directors serving as chairpersons of the Board’s committees (Audit Committee, Compensation Committee, Nominating and Corporate Governance, and Executive Committee). Prior to May 21, 2019, additional fees were paid for attendance at Board meetings and committee meetings.
Restricted Stock Unit Awards
In addition to cash compensation, the Company provides that each non-employee director will receive an annual award of restricted stock units (“RSUs”). On the day following each annual meeting of our shareholders, each non-employee director then in office will receive an annual award of RSUs. All RSUs vest in full as of the date of the next annual meeting of shareholders.
During 2019, each non-employee director as listed in the Director Compensation Table, except Ms. Launer, received 3,100 RSUs with a grant-date fair value of $54,002 which will vest on May 27, 2020. One of the five non-employee directors elected to defer receipt of these vesting shares until a later date.

PROPOSAL 2: RATIFICATION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected Mazars USA LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 and our Board has directed that management submit the selection of the Company’s independent registered public accounting firm for ratification by the shareholders at the 2020 Annual Meeting. Representatives of Mazars USA LLP are expected to be present at the 2020 Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions. Mazars USA LLP was appointed to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2019 on February 26, 2019.
Shareholder ratification of the selection of Mazars USA LLP as the Company’s independent registered public accounting firm is not required by North Dakota law or our Articles of Incorporation or our Bylaws. However, our Board is submitting the Audit Committee’s selection of Mazars USA LLP to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the selection of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.
Independent Registered Public Accounting Firms’ Fees
As a public company, the Company’s consolidated financial statements are required to be audited by an independent public accounting firm that is registered with the Public Company Accounting Oversight Board. On October 18, 2016, the Company selected and the Audit Committee approved Mazars USA LLP as our independent registered public accounting firm to audit the consolidated financial statements, beginning with the fiscal year ending December 31, 2016.
The following table presents fees for professional services rendered by Mazars USA LLP for the audits of our annual financial statements and other services rendered during the years ended December 31, 2019 and 2018.
Fee Category	2019	2018
Audit Fees	$532,083	$492,851
Audit-Related Fees	21,000	20,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$553,083	$512,851
Audit Fees:   Audit Fees consist of fees billed for professional services performed by Mazars USA LLP for the audit of our annual financial statements, the review of interim consolidated financial statements, and related services. Mazars USA LLP provided audit services for our GAAP consolidated financial statements for our IPO and for our statutory-basis financial statements beginning with the year ended December 31, 2016.
Audit-Related Fees:   Audit Related Fees may consist of fees billed by an independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. The 2019 and 2018 amounts include work performed by Mazars USA LLP in connection with the NI Holdings, Inc. Employee Stock Ownership Plan.
Tax Fees:   Tax Fees may consist of fees for professional services, including tax consulting and compliance performed by an independent registered public accounting firm.
All Other Fees:   There were no such fees incurred in 2019 or 2018.
The Audit Committee has considered the services listed above to be compatible with maintaining the independence of our independent registered public accounting firm.

Pre-Approval Policies and Procedures
In accordance with the Sarbanes-Oxley Act of 2002, as amended, the Audit Committee’s policy is to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm. The Audit Committee has established, in accordance with applicable law, pre-approval policies and procedures for the engagement of the independent registered public accounting firm to render services to the Company. The Chair of the Audit Committee and any other member of the Audit Committee to whom authority has been delegated by the Audit Committee has the authority in between meetings to pre-approve any audit or non-audit services, including fees, to be performed by the independent registered public accounting firm, within certain limits and provided that any such approvals are presented to the Audit Committee at its next scheduled meeting. In fiscal years 2019 and 2018, all of the services performed by our independent registered public accounting firm were pre-approved by the Audit Committee pursuant to our policy.
Shareholder Vote
The proposal to ratify the appointment of Mazars USA LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2020 will be approved if a majority of the shares of common stock of the Company that are present and entitled to vote at the 2020 Annual Meeting vote in favor of the proposal.
Recommendation of our Board
Our Board recommends a vote “FOR” the ratification of the selection of Mazars USA LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

AUDIT COMMITTEE REPORT
The primary purpose of the Audit Committee is to oversee the Company’s financial reporting processes on behalf of the Company’s Board of Directors. The Company’s management has the primary responsibility for the consolidated financial statements, for maintaining effective internal control over financial reporting, and assessing the effectiveness of internal control over financial reporting. The Audit Committee’s functions are more fully described in its charter, which is available on our website at www.niholdingsinc.com.
In the performance of its oversight function, the Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2019 with management and with Mazars USA LLP, our independent registered public accounting firm which is responsible for expressing an opinion on the conformity of these consolidated financial statements with accounting principles generally accepted in the United States of America. These discussions included the judgment of Mazars USA LLP regarding the quality, not just the acceptability, of the Company’s accounting principles. In addition, the Audit Committee has discussed the other matters with Mazars USA LLP that are required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 1301, Communications with Audit Committees, the rules of the Securities and Exchange Commission, and other applicable regulations. The Audit Committee has also received and reviewed the written disclosures and the letter from Mazars USA LLP required by the applicable requirements of the PCAOB and has discussed with Mazars USA LLP their independence from us. A portion of the Audit Committee meetings are held with Mazars USA LLP without management present.
In reliance on the review and discussions referenced above, the Audit Committee recommended to our Board, and our Board of Directors approved, that our audited consolidated financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2019, filed by the Company with the Securities and Exchange Committee.
Audit Committee:
Stephen V. Marlow, Chair
Eric K. Aasmundstad
William R. Devlin
Duaine C. Espegard
Cindy L. Launer
The foregoing report of the Audit Committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

PROPOSAL 3: APPROVAL OF 2020 STOCK AND INCENTIVE PLAN
The following is a summary of the NI Holdings, Inc. 2020 Stock and Incentive Plan (the “Plan”). This summary is qualified in its entirety by reference to the complete Plan attached as Appendix A to this Proxy Statement. If the adoption of the Plan is approved by the Company’s shareholders, the Plan will replace the NI Holdings, Inc. 2017 Stock and Incentive Plan (the “Prior Plan”), and no further grants will be made pursuant to the Prior Plan.
Establishment and Purpose
The Plan was adopted by the Board at the NI Holdings, Inc. Board meeting on February 25, 2020, subject to shareholder approval. The use of equity incentive awards has historically been a key component of our compensation program. We previously awarded stock-based compensation instruments pursuant to the Prior Plan. As of March 31, 2020, there were 403,180 shares of performance and restricted stock awards outstanding from the Prior Plan. The number of performance awards outstanding under the Prior Plan reflects the maximum potential (rather than target) shares that may be earned by participants. Using the targeted (100 percent of the award) number of shares, the number of outstanding awards against the Prior Plan is reduced to 315,880 shares. Accordingly, the Board has determined that, in order to ensure that there are shares available for issuance under our equity incentive plans to meet our needs for future grants during the coming years, it is recommending approval of the Plan. Further details about our awards currently outstanding can be found in the table entitled “Outstanding Equity Awards at December 31, 2019” and in the notes to our consolidated financial statements for the fiscal year ended December 31, 2019, found in our Annual Report on Form 10-K as filed with the Securities and Exchange Commission.
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business, to compensate such persons through various stock and cash-based arrangements, and to provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.
The Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock units, stock appreciation rights (“SARs”), and dividend equivalents to employees, officers, consultants, advisors, non-employee directors, and independent contractors designated by the Compensation Committee of the Board of Directors. Awards made under the Plan are based upon, among other things, a participant’s level of responsibility and performance within the Company.
The total aggregate number of shares of common stock that awards may be issued under all awards made under the Plan shall not exceed 1,000,000 shares of common stock, plus any shares subject to any outstanding award under the Prior Plan that, after May 27, 2020, are not purchased or are forfeited or reacquired by the Company, subject to adjustments as provided in Section 4(c) of the Plan. If any shares covered by an award or to which an award relates are not purchased or are forfeited or are reacquired by the Company, or if an award otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the Plan with respect to such award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting awards under the Plan. However, under the following circumstances, shares will not again be available for issuance under the Plan: (i) shares unissued due to a “net exercise” of a stock option or shares tendered in payment of the exercise price of an option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to an award, (iii) shares covered by a SAR that is not settled in shares upon exercise, and (iv) shares repurchased using stock option exercise proceeds.
No participant who is an employee, officer, consultant, independent contractor, or advisor will be eligible to be granted an award or awards for more than 100,000 shares during any calendar year, subject to adjustment in accordance with the Plan. Directors who are not also employees of the Company may not be granted awards denominated in shares that exceed $150,000 (such value computed as of the date of the grant) in any calendar year.

The below provides a summary of some of the key features of the Plan and is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix A:
No Repricing of Stock Options of Stock Appreciation Rights (SARs).   Stock options and SARs may not generally be repriced or granted at a discount under the Plan.
Limitations on Share “Recycling”.   The Plan is specific that shares withheld or otherwise tendered to cover tax withholding may not be re-granted.
No Payment of Dividends or Dividend Equivalents on Unvested Awards.   Under the Plan, dividends and dividend equivalent rights may be accrued, but not paid, unless and until the underlying award shares become earned and vested. In addition, the Plan prohibits the granting of dividend equivalents with respect to stock options and SARs.
Awards Subject to Clawback Policy.   All awards under the Plan will be subject to forfeiture or other penalties pursuant to any clawback policy the Company may adopt or amend from time to time.
Awards are Typically Not Transferable.   Awards under the Plan are typically not transferable, except pursuant to limited exceptions. If a transfer is permitted, the transfer shall be for no value.
Minimum Vesting Period.   A maximum of 5% of the aggregate number of shares available for issuance under the Plan may be issued without a vesting period of at least one year following the date of grant. All other awards will have a minimum vesting period of at least one year, subject to limited exceptions in the case of awards assumed in connection with a merger or acquisition, as well as awards received in lieu of other earned compensation. Furthermore, awards issued to non-employee directors will provide for minimum vesting as of the next annual shareholder meeting date. The Compensation Committee retains the discretion to provide for the acceleration of vesting as described in the Plan.
Change-in-Control Vesting.   The Plan prohibits acceleration or waiver of restrictions solely upon announcement of shareholder approval of a change in control as opposed to the actual consummation of the change in control transaction.
Administration
The Compensation Committee of the Board of Directors will be the “Committee” for purposes of Plan administration. The Committee shall be granted full power and authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. This authority should include the Committee’s ability to:
•
administer and interpret the Plan;

•
designate both employee and non-employee participants;

•
determine the types of award to be granted to each participant;

•
determine the number of shares subject to awards and the exercise or purchase price of such shares under an award;

•
determine the terms and conditions of any award, including any performance criteria and goals;

•
prescribe or amend the terms of the agreements evidencing awards made under the Plan; and

•
make other determinations deemed necessary or advisable for the administration of the Plan.

Any determination, decision, or action of the Committee in connection with the administration of this Plan shall be final, conclusive, and binding upon all participants, all holders or beneficiaries of any award, and all employees of the Company and its affiliates. The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions, and limitations as the Committee may establish in its sole discretion, the authority to grant awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of awards to be made to officers of the Company or any affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable law.

Eligibility
All Company employees are eligible to participate in the Plan. Eligible persons also include non-employee directors, consultants, independent contractors, or advisors as determined by the Committee. In determining which eligible persons shall receive an award and the terms of any award, the Committee may take into account the nature of services rendered by the respective eligible persons, their present and potential contributions to the success of the Company, or such other factors as the Committee, in its discretion, shall deem relevant. As of the Record Date, approximately two hundred employees were eligible as a class to be selected by the Compensation Committee to receive awards under the Plan, in addition to three named executive officers and six non-employee directors.
General Terms and Conditions of Awards
Nonqualified Stock Options
The Committee may grant nonqualified stock options under the Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. The term of each option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. The Committee shall determine the times at which an option may be exercised in whole or in part and the methods by which payment of the exercise price may be made, including in cash or check, shares, other securities, other awards, or any combination having a fair market value equal to the applicable exercise price.
Incentive Stock Options
The Committee may grant incentive stock options under the Plan which meet the requirements of Section 422 of the Code. Under the Plan, the aggregate fair market value, determined at the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the Plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.
SARs
The Company may grant SARs under the Plan, and has the discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement, and any other terms and conditions of any SARs. The grant value of all SARs granted under the Plan will be determined by the Committee and will be equal to or greater than the closing market price of a share of common stock on the date of grant of the SARs, provided, however, that the Committee may designate a grant price below fair market value on the date of grant if the SARs are granted in substitution for SARs previously granted by an entity that is acquired by or merged with the Company.
Restricted Stock and Restricted Stock Units
The Committee may grant restricted stock or restricted stock units under the Plan. Restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitations, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Vesting of restricted stock units may be conditioned upon the completion of specified periods of service or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other company-related performance goals (including goals specific to the participant’s individual performance, other than performance of service alone) is generally referred to as a performance share or performance share unit (PSU) award.
Any restricted stock granted under the Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate. In the case of restricted stock units, no common stock shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive common stock, such common stock shall be issued and delivered to the holder of the restricted stock units.
Except as otherwise determined by the Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.
Dividends and Dividend Equivalents
An award may provide the holder with dividend or dividend equivalent rights providing for payments (in cash or shares of our common stock) equivalent to the amount of cash dividends paid by the Company to shareholders with respect to shares underlying an award. Dividend equivalents will be subject to terms and conditions determined by the Committee. However, the Committee may not grant dividend equivalents in connection with options or SARs. Moreover, for any other award, the award may accrue (but not pay) a dividend or dividend equivalent with respect to a share underlying any other award unless and until all vesting conditions or restrictions on such share have been satisfied or lapsed.
Minimum Vesting
A maximum of 5% of the aggregate number of shares available for issuance under the Plan may be issued without a minimum vesting period. All other awards will have a minimum vesting period of at least one year, subject to limited exceptions in the case of awards granted in substitution for awards assumed upon a merger or acquisition, as well as awards received in lieu of other earned compensation. Furthermore, awards issued to non-employee directors will provide for minimum vesting as of the next annual shareholder meeting date. The Committee may exercise its authority to provide for accelerated vesting upon one or more events (e.g., death or disability) as it deems appropriate.
Transferability
Generally, no award (other than fully vested and unrestricted shares) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached, or otherwise encumbered. If a transfer is allowed by the Committee (other than fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Committee may establish procedures to allow a participant to designate a beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to an award in the event of the participant’s death.
Corporate Transactions
In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of common stock of other securities of the Company, or any other similar corporate transaction or event involving the Company, the Committee or the Board of Directors, in its sole discretion, can provide for one or more of the following to be effective upon the consummation of the event (or immediately prior to the consummation of the event, provided the consummation of the event subsequently occurs):

•
either (a) terminate any award in exchange for an amount of cash and/or other property equal to the amount that would have been attained upon the exercise of the award or the realization of the rights under the award or (b) replace the award with other rights or property of comparable value selected by the Committee or the Board of Directors;

•
that the award be assumed by the successor or survivor corporation or be substituted for by similar options, rights, or awards covering the stock of the successor or survivor corporation;

•
that the award be exercisable or payable or fully vested with respect to all common stock covered thereby; or

•
that the award cannot vest, be exercised, or become payable after a certain date in the future.

Amendment and Termination
The Board of Directors may from time to time amend, suspend, or terminate this Plan, and the Committee may amend the terms of any previously granted award, provided that no amendment to the terms of any previously granted award may materially and adversely alter or impair the terms or conditions of the award previously granted to a participant under this Plan without the written consent of the participant or holder thereof.
Prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an award that would:
•
require stockholder approval under the rules or regulations of the SEC or securities exchange,

•
increase the number of shares authorized under the Plan,

•
permit repricing of options or SARs,

•
permit the award of options or SARs at a price less than 100% of the fair market value of a share on the date of grant,

•
increase the maximum term permitted for options and SARs, or

•
increase the number of shares subject to the annual limitations.

The Plan shall terminate on February 25, 2030, or any earlier date of discontinuation or termination established pursuant to the terms of the Plan.
Certain Federal Income Tax Consequences
The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the Plan. The summary does not contain a complete analysis of all potential tax consequences relating to awards granted under the Plan, including state, local, or foreign tax consequences.
Nonqualified Stock Options
A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.
Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.
The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.
Incentive Stock Options
Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject the participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.
If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.
SARs
A participant will not be deemed to have received taxable income upon the grant or vesting of SARs. Upon the exercise of SARs, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.
The income arising from a participant who is an employee exercising SARs will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of SARs will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hand of the participant.
Restricted Stock
The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.
Generally, we will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.
If the award permits dividends to accrue while the restricted stock is subject to a substantial risk of forfeiture, such dividends will be paid if and when the underlying stock vests and will also be taxed as ordinary income. We generally will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.
Restricted Stock Units
A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.
If the award permits dividend equivalent amounts to accrue while the restricted stock unit is subject to a substantial risk of forfeiture, such dividend equivalent amounts will be paid if and when the underlying stock unit vests and will also be taxed as ordinary income.
Limitations on Company’s Income Tax Deduction
Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Plan. However, Section 162(m) of the Code prohibits publicly held corporations from deducting more than $1 million per year in compensation paid to certain named executive officers.
Special Rules for Executive Officers Subject to Section 16 of the Exchange Act
Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.
Code Section 409A of the Internal Revenue Code
The Committee intends to administer and interpret the Plan and all award agreements in a manner designed to satisfy the requirements of Code Section 409A of the Internal Revenue Code and to avoid any adverse tax results thereunder to a holder of an award.

Forfeiture
All awards under this Plan shall be subject to recovery according to Section 304 of the Sarbanes-Oxley Act of 2002. In addition, the Company reserves the right to require a Participant to forfeit or return to the Company any payments received under the Plan to the extent required by law, under any applicable stock exchange listing rule, or any “clawback” policy designed to comply with such requirements.
New Plan Benefits
No awards have yet been granted under the Plan, as it will only take effect upon shareholder approval at the 2020 Annual Meeting. The number and types of awards that will be granted under the Plan in the future are not determinable, as the Compensation Committee will make these determinations in their sole discretion.
Equity Compensation Plans at December 31, 2019
The following table shows aggregate information, as of December 31, 2019, with respect to compensation plans under which our equity securities are authorized for issuance.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights ($)(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity Compensation Plans Approved by Security Holders	239,700	—	208,900
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	239,700	—	208,900

(1)
This amount reflects securities to be issued under outstanding awards of RSUs and PSUs. The performance-based awards are reported as the number of shares that become eligible for vesting or exercisable if performance is at target level. The number of shares that are ultimately issued pursuant to the performance-based awards could vary from the amounts reported based on the degree to which the performance goals are achieved.

(2)
RSUs and PSUs are exercised for no consideration.

(3)
This amount is comprised of securities available for issuance under the NI Holdings, Inc. 2017 Stock and Incentive Plan.

Market Value
The closing stock price of our common stock on the NASDAQ Capital Market on April 8, 2020 was $11.70 per share.
Shareholder Vote
The affirmative vote by shareholders of at least a majority of the shares of common stock of the Company present and entitled to vote at the 2020 Annual Meeting is required for adoption of this proposal.
Recommendation of our Board
Our Board has adopted and approved the Plan and recommends that the shareholders vote “FOR” approval of the proposed NI Holdings, Inc. 2020 Stock and Incentive Plan.

EXECUTIVE OFFICERS
The following are biographical summaries of our executive officers and their ages, except for Mr. Alexander, whose biography is included under the heading “Proposal 1: Election of Directors” set forth above:
Name	Age at May 27, 2020	Position(s)
Michael J. Alexander	54	President and CEO
Brian R. Doom	67	Executive Vice President and CFO
Patrick W. Duncan	53	Vice President of Operations
Brian R. Doom.   Mr. Doom joined Nodak Mutual Insurance Company in December 2005 and was named Vice President of Finance, Secretary, Treasurer, & Chief Financial Officer (“CFO”) for Nodak Mutual Insurance Company, American West Insurance Company, and Nodak Agency, Inc. In March 2011, Mr. Doom was appointed to the Board of Directors of the newly affiliated Battle Creek Mutual Insurance Company and was named Vice President of Finance, Secretary, Treasurer, & CFO. In December 2014, Mr. Doom was appointed to the Board of Directors of the newly purchased Tri-State, Ltd and Primero Insurance Company subsidiaries and named Vice President of Finance, Secretary, Treasurer, & CFO of both companies. Effective April 2018, Mr. Doom no longer serves on the Board of Directors of Battle Creek Mutual Insurance Company or Primero Insurance Company.
In March 2017, Nodak Mutual Insurance Company demutualized and became Nodak Insurance Company. At the same time, Nodak Mutual Group, Inc. and NI Holdings, Inc. were formally established. Mr. Doom was named Executive Vice President, Secretary, Treasurer, & CFO for NI Holdings, Inc. and all companies in the holding company system.
Mr. Doom began his insurance career at Iowa Mutual Insurance Company in 1977, serving in various managerial and officer level positions. During the last seven years of his tenure at Iowa Mutual, Mr. Doom served as Senior Vice President, Secretary/Treasurer with responsibility for accounting, investments, information technology, reinsurance, and rate analysis. Mr. Doom was also a member of the Board of Directors. In January 2005, Mr. Doom joined Farmers Union Mutual Insurance Company in North Dakota where he served as controller and CFO. Mr. Doom graduated from the University of Iowa with a Bachelor’s degree in Business Administration and from Boston University with a Master of Science degree in Insurance Management.
Mr. Doom served on the Board of Directors of North Dakota Vision Services from January 2011 through December 2014.
None of the entities listed above, other than NI Holdings, Inc., are listed on a national securities exchange.
Patrick W. Duncan.   Mr. Duncan joined Nodak Mutual Insurance Company in December 2005 as Vice President of Operations, where he is responsible for both the underwriting and claims processes. In March 2017, Nodak Mutual Insurance Company demutualized and became Nodak Insurance Company. At the same time, Nodak Mutual Group, Inc. and NI Holdings, Inc. were formally established. Mr. Duncan was named Vice President of Operations of NI Holdings, Inc. at this time.
Mr. Duncan began his insurance career with United Farm Family Mutual Insurance Company in 1989 where he held several management positions, including commercial underwriting, personal lines underwriting, property/casualty claims, farm, and crop insurance. In addition, he held the position of product manager farm/crop and commercial, overseeing a $110 million book of business. Mr. Duncan earned a Bachelor of Science degree in Actuarial Sciences from Indiana University.

COMPENSATION PHILOSOPHY
The compensation programs established by the Compensation Committee of NI Holdings, Inc., including the proposed 2020 Stock and Incentive Plan, are intended to encourage and reward performance that is consistent with top tier insurance organizations. As such, the compensation program for named executive officers includes both short-term (defined as annual) and long-term (generally defined as three to five years) incentive programs that reward our named executive officers for achievement of pre-established objectives. The compensation program is also designed to foster retention of key executives and enhance the alignment of executives’ interest with those of shareholders. Simply stated, our compensation philosophy is to attract, retain, and motivate our named executive officers and other senior leadership throughout the organization.
In order to achieve the above, the Compensation Committee is tasked with establishing a compensation program that will provide us with the best opportunity to achieve the objectives we have set forth above. The Compensation Committee uses a combination of base salary, short-term bonus, and long-term incentives (including equity-based programs) to achieve the objectives set forth in the compensation philosophy. The Compensation Committee also monitors the Company’s benefits packages to ensure competitiveness of these programs in the marketplace.
The following provides additional insights to each of the components of the compensation program:
Base Salary:   Base salaries are intended to attract and retain a highly qualified and motivated senior leadership team.
Short-Term Bonus:   The short-term bonus plan is designed to encourage performance that contributes to achieving annual and other short-term goals that will ultimately lead to long-term shareholder value. Short-term bonus programs may establish triggers to pay the bonus and provide levels of success/payments based upon threshold, target, and stretch goals.
Long-Term Incentive:   The long-term incentives are intended to align the financial interests of the named executive officers with those of other shareholders, thus providing incentives for achieving long-term growth in the value of the Company.
The Compensation Committee annually approves a program that provides a balance between base salary, short-term bonus, and long-term incentives that is generally competitive with that of other publicly traded insurance companies of similar size. In performing its responsibilities, the Compensation Committee has engaged Meridian Compensation Partners, LLC in determining benchmark data. This benchmark data includes the selection of an appropriate peer group and the determination of where each of the named executive officers will be positioned relative to their similar job titles and responsibilities within the peer group.
The Compensation Committee has approved a peer group to be used during 2019 for the benchmark data. The fourteen companies included in the approved peer group were:
•
Atlantic American Corporation

•
Atlas Financial Holdings, Inc.

•
Conifer Holdings Inc.

•
Donegal Group Inc.

•
EMC Insurance Group, Inc.

•
Federated National Holding Company

•
First Acceptance Corporation

•
Hallmark Financial Services, Inc.

•
HCI Group, Inc.

•
Heritage Insurance Holdings, Inc.

•
Kingstone Companies, Inc.

•
National Security Group, Inc.

•
Protective Insurance Corporation

•
Unico American Corporation

With respect to the compensation of the named executive officers, the Compensation Committee reviews a range of benchmark data including targeted compensation and establishes pay for its named executive officers based on a variety of factors including individual performance, experience, company performance, and market competitive pay levels. The Company’s target compensation for its chief executive officer is generally split one-third base salary, one-third short-term bonus, and one-third long-term incentives.
Stock Ownership Guidelines
The Company has adopted Stock Ownership Guidelines and holding requirements for its non-employee directors and certain senior executives. The current Guidelines are as follows:
Position	Minimum Stock Ownership Requirement
Non-employee director	Market value of 3 times annual base cash retainer
Chief executive officer	Market value of 3 times current base salary
Other executive officers	Market value of 2 times current base salary
Individuals have five years from their permanent appointment to a specified position to acquire the required holdings. The Compensation Committee tracks the ownership amounts of the non-employee directors and applicable executives on an annual basis. Due to the introduction of the Company’s common stock during 2017, the five-year period for incumbent individuals to meet their ownership requirement will not conclude until 2022.
Timing of Equity Grants
The Company does not coordinate the timing of equity awards with the release of material non-public information.
Prohibition on Hedging and Pledging Transactions
The named executive officers are subject to the Company’s Insider Trading Policy, which prohibits directors, named executive officers, and certain additional employees from engaging in hedging or monetizing transactions with respect to Company securities they own as well as holding Company securities in a margin account or pledging Company securities as collateral for a loan.
Tax and Accounting Implications
Section 162(m)(4) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain covered executives to the extent such compensation exceeds $1.0 million per covered officer in any year. The Tax Cuts and Jobs Act (the “Act”), which was signed into law at the end of 2017, eliminated an exception to the deduction limit for qualified performance-based compensation, and broadened the application of the deduction limit to certain current and former executive officers who previously were exempt from such limit, effective for taxable years beginning on and after January 1, 2018. While the Compensation Committee considers the deductibility of executive compensation under Section 162(m) when evaluating particular compensation programs in the context of the Compensation Committee’s broader compensation objectives and overall compensation philosophy, the Compensation Committee understands that, particularly in light of the changes under the Act, it is possible that the compensation payable to our named executive officers will exceed the $1.0 million limit under Section 162(m) in one or more future years. We believe that in establishing the cash and equity incentive compensation programs for our named executive officers, the potential deductibility of the compensation payable under those programs should be only one of a number of relevant factors taken into consideration, and not the sole governing factor. For that reason, we may deem it appropriate to provide one or more named executive officers with the opportunity to earn incentive compensation, whether through annual cash incentive programs tied to our financial performance or through equity awards, which together with base salary in the aggregate may be in excess of the amount deductible by reason of Section 162(m) or other provisions of the Internal Revenue Code. We believe it is important to maintain cash and equity incentive compensation at the levels needed to attract and retain the named executive officers essential to our success, even if all or part of that compensation may not be deductible by reason of the Section 162(m) limitation.
The compensation that we pay to the named executive officers is reflected in our consolidated financial statements as required by GAAP. The Compensation Committee considers the financial impact, along with other factors, in determining the amount and form of compensation provided to executives. We account for stock-based compensation under the Company’s Stock and Incentive Plan in accordance with the requirements of FASB ASC Topic 718.
Shareholder Say-On-Pay Votes
As an emerging growth company, the Company is not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth the cash and other compensation earned by our named executive officers (“NEO”) for all services in all capacities during the fiscal years ended December 31, 2019, 2018, and 2017.
Name and Principal Position (a)	Year (b)	Salary (c)	Bonus (d)	Stock Awards(1) (e)	Non-equity Incentive Plan Compensation(2) (g)	Non-qualified Deferred Compensation Earnings (h)	All Other Compensation(3) (i)	Total (j)
Michael J. Alexander President and CEO	2019	$766,875	$ —	$755,937	$726,921	$—	$263,730	$2,513,463
	2018	750,000	—	742,625	840,525	—	293,174	2,626,324
	2017	637,500	—	740,868	887,475	—	142,213	2,408,056
Brian R. Doom Executive Vice President and CFO	2019	292,500	—	229,671	153,976	—	254,849	930,996
	2018	285,000	—	225,875	227,528	—	219,558	957,961
	2017	275,200	25,000	225,030	273,126	—	125,819	924,175
Patrick W. Duncan Vice President of Operations	2019	271,250	—	117,117	142,790	—	105,886	637,043
	2018	260,000	—	117,000	207,569	—	112,170	696,739
	2017	249,333	—	115,977	249,168	—	66,215	680,693

(1)
The amounts reported in column (e) for 2019 represent awards of restricted stock units (“RSUs”) and performance share units (“PSUs”). These amounts are based on the probable outcome of the performance conditions and are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718 using the closing price of our common stock on the grant date. Estimated forfeitures are included in the determination of compensation costs.

Assuming the achievement of maximum level performance for each NEO, the amounts in column (e) (representing both RSUs and PSUs) would be as follows: (i) for awards granted in 2019: $982,566 for Mr. Alexander; $298,877 for Mr. Doom; and $152,100 for Mr. Duncan; (ii) for awards granted in 2018: $965,250 for Mr. Alexander; $293,313 for Mr. Doom; and $151,938 for Mr. Duncan; and (iii) for awards granted in 2017: $740,868 for Mr. Alexander; $225,030 for Mr. Doom; and $115,977 for Mr. Duncan.
(2)
The Narrative to the Summary Compensation Table includes additional information regarding incentive awards.

(3)
The table below details the amounts reported in the “All Other Compensation” column, which includes Company contributions to defined contribution plans and certain other amounts during 2019:

Name	Defined Contribution Plans(a)	Employee Stock Ownership Plan(b)	Non-Qualified Deferred Compensation(c)	Other Amounts(d)	Total All Other Compensation
Michael J. Alexander	$36,400	$13,261	$183,572	$30,497	$263,730
Brian R. Doom	35,906	13,261	187,661	18,021	254,849
Patrick W. Duncan	36,400	13,261	31,724	24,501	105,886

(a)
The amounts reported in the “Defined Contribution Plans” column include Company contributions to Nodak Insurance Company’s 401(k) and Profit Sharing plans.

(b)
The amounts reported in the “Employee Stock Ownership Plan” column represent the market value of ESOP shares allocated to participants as of December 31, 2019.

(c)
The amounts reported in the “Non-Qualified Deferred Compensation” column represent additional company contributions to a non-qualified deferred compensation plan.

(d)
The amounts reported in the “Other Amounts” column include executive wellness benefits, premiums paid for excess life insurance coverage, employer contributions to health savings accounts, spousal travel costs, and country club dues for all three named executive officers. Also included is a company car provided to Mr. Alexander.

Narrative to the Summary Compensation Table
Employment Agreements
We have employment and other service agreements with all of our named executive officers. Messrs. Alexander, Doom, and Duncan are each parties to employment agreements with NI Holdings, Inc. and Nodak Insurance Company. Mr. Alexander’s agreement has a term of three years while the agreements of Messrs. Doom and Duncan have two-year terms. Each of the agreements is automatically extended on each day for one additional day unless either party has given the other party written notice that such party does not agree to extend the agreement.
Messrs. Alexander, Doom, and Duncan are each entitled to participate in insurance, vacation, and other fringe benefit programs that the Company maintains for its other employees. The Company provides a 401(k) profit sharing plan, an employee stock ownership plan, group medical insurance, group dental insurance, and group term life insurance to its eligible employees. The Company pays the country club membership dues of Messrs. Alexander, Doom, and Duncan.
The Compensation Committee enters into employment agreements with executive officers when it determines that such an agreement is desirable to obtain some measure of assurance as to the executive’s continued employment in light of prevailing market competition for the position held by the executive officer, or where the Compensation Committee determines that an employment agreement is necessary and appropriate in light of the executive’s prior experience or with our practices with respect to similarly situated employees.
Under the employment agreements with Messrs. Alexander, Doom, and Duncan, if the officer is terminated without Cause or terminates his employment for Good Reason (as such terms are defined in the employment agreement), the officer will be entitled to receive a lump sum payment equal to the sum of his annual base salary plus the average annual bonus for the last three years, multiplied by the number of months in the remaining term of his employment agreement divided by twelve. In addition, the officer will be entitled to continued benefit plan coverage for the remaining term of his employment agreement to the extent permitted by the plan or applicable law.
Prior to receiving any severance benefits, our executive officers have agreed to execute release agreements.
Incentive Awards
Cash Incentive Bonus Plan.   Annual incentive awards are paid to all employees of Nodak Insurance Company pursuant to the Short Term Incentive Bonus Plan (the “STIBP”) approved by the Compensation Committee of the Board of Directors. The STIBP aligns our strategic operating priorities with the desired behavior and focuses performance metrics on a statutory basis of our insurance operations. Statutory surplus growth is the trigger to achieve payout on the STIBP. Threshold, target, and stretch goals are set annually for key statutory operating objectives which we believe align with shareholder value creation — combined ratio, inforce policy/unit growth, and return on equity.
Under the STIBP, the Chief Executive Officer can receive a target bonus equal to 100% of his salary for all his target goals achieved, with threshold and stretch bonuses equal to 65% and 120% of his salary. The Chief Financial Officer and the Vice President of Operations can each receive a target bonus equal to 50% of his salary for all of their target goals achieved, with threshold and stretch bonuses equal to 25% and 100% of their salaries. The three performance metrics are weighted equally.

The table below sets forth the goals established for each of the performance metrics, and the Company’s actual statutory results for 2019.
Financial Performance Metric(1)	Weighting	Threshold Goal	Target Goal	Stretch Goal	Actual Result	Performance Multiplier(6)
Statutory surplus(2)		$207,105			$224,707
Combined ratio(3)	33.3%	99.0%	94.0%	89.0%	95.0%	CEO 0.95 Others 1.05
Inforce policies(4)	33.3%	206,464	210,472	214,482	208,172
Return on equity(5)	33.3%	6.0%	10.0%	16.0%	13.2%

(1)
The Company’s short-term incentive bonus plan is on a statutory basis for its insurance operations, and excludes the holding company.

(2)
The statutory surplus trigger must be met in order to pay any short-term incentive bonus. The 2019 trigger for statutory surplus reflects a 3% minimum growth in statutory surplus from December 31, 2018 to December 31, 2019.

(3)
Combined ratio is defined on a statutory basis as losses and loss adjustment expenses plus underwriting expenses, divided by net written premiums, of the insurance operations.

(4)
Inforce policies includes the number of policies for non-auto business and the number of vehicle units insured for auto business. Non-standard auto business is excluded.

(5)
Return on equity is defined as statutory pre-tax income divided by statutory surplus of the insurance operations.

(6)
For the CEO, achievement of the target goals equates to a performance multiplier of 1.0 for incentive payouts, while achievement of the threshold goals equates to 0.65 and achievement of the stretch goals equates to 1.2. For other NEOs, achievement of the target goals equates to a performance multiplier of 1.0 for incentive payouts, while achievement of the threshold goals equates to 0.5 and achievement of the stretch goals equates to 2.0.

Stock-Based Incentive Plan.   Long term equity incentive awards may be granted to executive officers pursuant to the 2017 Stock and Incentive Plan and, if approved, the proposed NI Holdings, Inc. 2020 Stock and Incentive Plan. For 2019, the Committee granted awards to executive officers allocated 40% to RSUs and 60% to PSUs. The aggregate number of shares awarded to executive officers under the NI Holdings, Inc. 2017 Stock and Incentive Plan was 91,800 shares in 2019 (with PSUs at target).
The RSU awards vest 20% annually on each of the first five anniversaries of the grant date. Dividend equivalents on RSUs are accrued during the vesting period and paid in cash at the end of the vesting period, but are subject to forfeiture until the underlying shares become vested. Participants do not have voting rights with respect to RSUs.
The PSU awards vest based on the attainment of three-year growth in book value per share goals. The awards will vest on the third anniversary of the grant date, subject to a participant’s continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved, but are subject to forfeiture until the underlying shares become vested. Participants do not have voting rights with respect to PSUs.

The table below sets forth the book value per share goals established for the PSUs awarded during 2019 and the Company’s actual book value per share as of December 31, 2018 for purposes of measuring performance.
Performance Share Units(1)	December 31, 2018	December 31, 2021	Payout (As a % of Target)
Actual book value per share(2)	$11.99
PSUs granted on March 1, 2019
Threshold goal(3)		$13.49	50%
Target goal(4)		$14.28	100%
Stretch goal(5)		$15.11	150%

(1)
The Company’s performance share units under the long term incentive plan focus on a three-year book value cumulative growth target with threshold and stretch goals.

(2)
Book value per share is defined as GAAP basis equity, excluding minority interest and accumulated other comprehensive income, divided by the number of outstanding common shares at each balance sheet date.

(3)
The threshold goal for the 2019 PSUs requires 4% compound annual growth in book value per share over the three-year performance period.

(4)
The target goal for the 2019 PSUs requires 6% compound annual growth in book value per share over the three-year performance period.

(5)
The stretch goal for the 2019 PSUs requires 8% compound annual growth in book value per share over the three-year performance period.

Deferred Compensation Plan
The Nodak Insurance Company Nonqualified Deferred Compensation Plan assists executives designated by the compensation committee as participants in maximizing their ability to save additional amounts for their retirement on a tax-deferred basis. In addition to allowing participants to make elective deferrals, the plan permits Nodak Insurance Company to make company contributions to eligible employees. If an employee participant exceeds the Internal Revenue Code compensation or contribution limits under the qualified retirement plans, any Company contributions limited under the qualified retirement plans will be restored under the Deferred Compensation Plan. The plan is intended to constitute an unfunded plan primarily for providing deferred compensation to a select group of management or highly compensated employees. Unless otherwise specified, participants vest in company contributions under a five-year graded vesting schedule and are eligible to receive distributions pursuant to the participant’s election under the plan. The assets of the plan are subject to the claims of our creditors in the event of insolvency until paid to the plan participants and their beneficiaries.
Employee Stock Ownership Plan
We have established the NI Holdings, Inc. Employee Stock Ownership Plan (the “ESOP”). The ESOP is intended to be an employee stock ownership plan within the meaning of Code Section 4975(e)(7) and will invest primarily in our common stock.
In connection with our initial public offering, Nodak Insurance Company loaned $2.4 million to the ESOP’s related trust (the “ESOP Trust”). The ESOP loan will be for a period of ten years and will bear interest at the long-term Applicable Federal Rate effective on the closing date of the offering. The ESOP Trust used the proceeds of the loan to purchase shares in our initial public offering, which results in the ESOP Trust owning approximately 1.0% of our outstanding shares. The ESOP purchased the shares for investment and not for resale.
Each employee of Nodak Insurance Company will automatically become a participant in the ESOP if such employee is at least 21 years old and has completed a year of service with Nodak Insurance Company. Employees are not permitted to make any contributions to the ESOP.

Outstanding Equity Awards at December 31, 2019
The following table sets forth information regarding outstanding equity awards with our named executive officers as of December 31, 2019.
	Stock awards(1)
Name and Principal Position	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(2)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)(2)
Michael J. Alexander	25,680(3)	$441,696	—	$—
	14,640(4)	251,808	—	—
	—	—	27,400(5)	471,280
	19,900(6)	342,280	—	—
	—	—	29,800(7)	512,560
Brian R. Doom	7,800(3)	$134,160	—	$—
	4,480(4)	77,056	—	—
	—	—	8,300(5)	142,760
	6,000(6)	103,200	—	—
	—	—	9,100(7)	156,520
Patrick W. Duncan	4,020(3)	$69,144	—	$—
	2,320(4)	39,904	—	—
	—	—	4,300(5)	73,960
	3,100(6)	53,320	—	—
	—	—	4,600(7)	79,120

(1)
These columns represent awards under the NI Holdings, Inc. 2017 Stock and Incentive Plan. Awards are PSUs or RSUs, as applicable.

(2)
Value was determined using the December 31, 2019 closing price of our common stock of $17.20.

(3)
This RSU award was granted on December 1, 2017 and vests in five equal annual installments beginning on March 1, 2018.

(4)
This RSU award was granted on March 1, 2018 and vests in five equal annual installments on each of the first five anniversaries of the grant date.

(5)
This PSU award was granted on March 1, 2018 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(p)(2), the values for this award in columns (i) and (j) are reported at target levels, as the Company’s growth in book value per share for 2018 and 2019 did not exceed the applicable performance target. The ultimate payout under this PSU is based on a final determination of performance during the full 2018-2020 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

(6)
This RSU award was granted on March 1, 2019 and vests in five equal annual installments on each of the first five anniversaries of the grant date.

(7)
This PSU award was granted on March 1, 2019 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance targets. In accordance with Instruction 3 to Regulation S-K Item 402(p)(2), the values for this award in columns (i) and (j) are reported at target levels, as the Company’s growth in book value per share for 2019 did not exceed the applicable performance target. The ultimate payout under this PSU is based on a final determination of performance during the full 2019-2021 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
With the exception of Battle Creek Mutual Insurance Company which files a stand-alone federal income tax return, NI Holdings, Inc. and its subsidiaries file a consolidated federal income tax return. Pursuant to this consolidated filing, NI Holdings, Inc. determines the amount of federal income tax liability attributable to each company in accordance with the regulations promulgated by the Internal Revenue Service. Each company is required to pay to NI Holdings, Inc. the amount of federal income tax liability that is attributable to such company, and NI Holdings, Inc. is responsible for paying to the Internal Revenue Service the federal income tax liability of the consolidated group. Similarly, if any subsidiary generates losses for federal or state income tax purposes, NI Holdings, Inc. will pay to that subsidiary an amount equal to the federal income tax savings attributable to that subsidiary.
Nodak Mutual Insurance Company was organized by the North Dakota Farm Bureau to provide insurance protection for its members. We have a royalty agreement with the North Dakota Farm Bureau that recognizes the use of their trademark and provides royalties to them based on the premiums written on Nodak Insurance Company’s insurance policies. Royalties paid to the North Dakota Farm Bureau were $1,352,000 and $1,315,000 for the years ended December 31, 2019 and 2018, respectively. Mr. Missling serves as Executive Vice President of the North Dakota Farm Bureau.
Except for the transactions described above, since January 1, 2017, we have not engaged in any transactions with, loaned money to or incurred any indebtedness to, or otherwise proposed to engage in transactions with, loan money to or incur any indebtedness to, any related person, promoter or control person in an amount that in the aggregate exceeds $120,000.
We maintain a written policy which discourages our officers and directors from having a financial interest in any transaction between NI Holdings, Inc. or any of its subsidiaries and a third party. When we engage in transactions involving our officers, directors, or employees, their immediate family members, or affiliates of these parties, our officers, directors, and employees are required to give notice to us of their interest in such a transaction and refrain from participating in material negotiations or decisions with respect to that transaction.
Directors with an interest in such a transaction are expected to disqualify themselves from any vote by the Board of Directors regarding the transaction.
When considering whether we should engage in a transaction in which our officers, directors, or employees, their immediate family members, or affiliates of these parties, may have a financial interest, our Board of Directors considers the following factors:
•
whether the transaction is fair and reasonable to us;

•
the business reasons for the transaction;

•
whether the transaction would impair the independence of a director;

•
whether the transaction presents a conflict of interest, taking into account the size of the transaction, the financial position of the officer, director, or employee, the nature of their interest in the transaction and the ongoing nature of the transaction; and

•
whether the transaction is material, taking into account the significance of the transaction in light of all the circumstances.

PARENT RELATIONSHIP
Nodak Mutual Group, Inc. owns approximately 57% of NI Holdings, Inc. Nodak Mutual Group, Inc. is organized as a mutual company. The policyholders of Nodak Insurance Company are the members of Nodak Mutual Group, Inc. and elect the members of the Board of Directors of Nodak Mutual Group, Inc. Messrs. Aasmundstad, Devlin, Espegard, and Marlow are four of the members of the Board of Directors of Nodak Mutual Group, Inc. The directors of Nodak Mutual Group, Inc. disclaim the beneficial ownership of any shares held by Nodak Mutual Group, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of our common stock outstanding as of the Record Date by:
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our shares of common stock;

•
each of our directors and director nominees;

•
each of our named executive officers; and

•
all of our directors and executive officers as a group.

The percentage ownership information is based on 21,929,145 shares of common stock outstanding as of the Record Date. Information with respect to beneficial ownership has been furnished by each director, officer, or beneficial owner of more than 5% of our common stock. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules attribute beneficial ownership of securities as of a particular date to persons who hold options or warrants to purchase shares of common stock and that are exercisable within 60 days of such date. These shares are deemed to be outstanding and beneficially owned by the person holding those options or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.
Except as otherwise noted below, the address for each person or entity listed in the table is c/o NI Holdings, Inc., 1101 First Avenue North, Fargo, ND 58102.
Name and Address of Beneficial Owner	Number of shares beneficially owned	Percentage of shares beneficially owned
5% or greater shareholders:
Nodak Mutual Group, Inc.(1)	12,650,000	57.69%
Jeffrey Thorp(2) 437 Madison Avenue, 34th Floor New York, NY 10022	1,110,263	5.02%
Directors, Nominees, and Named Executive Officers:
Michael J. Alexander	39,979	*
Brian R. Doom	33,668	*
Patrick W. Duncan	7,598	*
Eric K. Aasmundstad(3)	13,914	*
William R. Devlin(3)	9,500	*
Duaine C. Espegard(4)	11,400	*
Cindy L. Launer	—	—
Stephen V. Marlow(3)	8,500	*
Jeffrey R. Missling(3)	5,500	*
All current named executive officers and directors as a group (9 persons)	130,059	*

(1)
For additional information about Nodak Mutual Group, Inc., see the “Parent Relationship” section above.

(2)
Jeffrey Thorp reported the ownership information shown in the above table in a Schedule 13D he filed with the SEC on March 3, 2020. Mr. Thorp disclaims beneficial ownership of these shares.

(3)
The number of shares beneficially owned for each director includes 3,100 RSUs to vest on May 27, 2020.

(4)
The number of shares beneficially owned excludes 3,100 RSUs which vest on May 27, 2020, but receipt of those shares will be deferred to a later date.

*
Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2021
ANNUAL MEETING OF SHAREHOLDERS
Shareholders may present proposals for action at a future meeting if they comply with SEC rules, state law, and our Bylaws.
Pursuant to Rule 14a-8 under the Exchange Act, some shareholder proposals may be eligible for inclusion in the proxy statement for our 2021 Annual Meeting of Shareholders. In accordance with Rule 14a-8(b)(2), shareholder proposals, along with proof of ownership, must be received by us not later than December 18, 2020, which is 120 calendar days prior to the anniversary date of when the proxy statement was released to shareholders in connection with the 2020 Annual Meeting, or a reasonable time before the registrant begins to print and mail its proxy materials if the date of the annual meeting changes by more than 30 days from the date of the previous year’s annual meeting. Shareholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of shareholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.
Our Bylaws provide that nominations for election to the Board of Directors may be made by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Shareholder nominations must be made in writing and must be delivered or mailed by first class United States mail, postage prepaid, to the chairperson of the Board not less than 90 days nor more than 120 days prior to any meeting of shareholders called for the election of directors. Each notice of nomination made by a shareholder must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, (iii) the number of shares of capital stock of the Company that are beneficially owned by each such nominee, and (iv) any other information with respect to such nominee required to be included in a proxy statement soliciting proxies for the election of directors under the rules and regulations of the SEC. The chairperson of the meeting may, if the facts warrant, determine and declare that a nomination was not made in accordance with the foregoing procedure, and such nomination shall be disregarded.
Our Bylaws also provide that matters to be placed on the agenda for consideration at Annual Meetings of Shareholders may be proposed by the Board of Directors or by any shareholder entitled to vote for the election of directors. Matters proposed for the annual meeting agenda by shareholders entitled to vote for election of directors shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company not less than 90 days nor more than 150 days prior to any annual meeting of shareholders; provided, however, that if less than 21 days’ notice of the meeting is given to shareholders, a shareholder’s written notice of a proposed matter shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of the 7th day following the day on which notice of the meeting was mailed to shareholders. Each notice given by a shareholder shall set forth a brief description of the business desired to be brought before the annual meeting. The chairperson of the meeting may, if the facts warrant, determine and declare that a proposed matter was not made in accordance with the foregoing procedure, and such matter shall be disregarded.
We expect the regular Annual Meeting of Shareholders for the election of directors and the transaction of whatever other business may properly come before the meeting, to be held at 10:00 a.m. on the fourth Tuesday of May each year, or another date as determined by the Board of Directors. For 2021, this will be Tuesday, May 25. To be eligible for inclusion in the proxy statement for the 2021 Annual Meeting, shareholder nominations must be delivered to the Chairperson no earlier than January 25, 2021 and no later than February 24, 2021. Business matters to be placed on the agenda must be delivered to the Chairperson no earlier than December 24, 2020 and no later than February 24, 2021.
Any proposals we do not receive in accordance with the above standards will not be voted on at the 2021 Annual Meeting of Shareholders. Shareholders are advised to review our Bylaws which also specify requirements as to the form and content of a shareholder’s notice.

Any proposals, notices, or information about proposed director candidates should be sent to:
NI Holdings, Inc.
1101 First Avenue North
Fargo, ND 58102
Attention: Corporate Secretary

ANNUAL REPORT
This Proxy Statement is accompanied by our 2019 Annual Report on Form 10-K for the fiscal year ended December 31, 2019. The 2019 Form 10-K includes our audited consolidated financial statements. We have filed the 2019 Form 10-K with the SEC, and it is available free of charge at the SEC’s website at http://www.sec.gov and on our website at www.niholdingsinc.com. In addition, upon written request to the Company’s Corporate Secretary at 1101 First Avenue North, Fargo, ND 58102, we will mail a paper copy of our 2019 Form 10-K, including the consolidated financial statements, to you free of charge.
OTHER BUSINESS
We do not know of any business that will be presented for consideration or action by the shareholders at the 2020 Annual Meeting other than that described in this Proxy Statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes. All shareholders are urged to complete, sign, and return the proxy card.

APPENDIX A
NI HOLDINGS, INC.
2020 STOCK AND INCENTIVE PLAN
Section 1.   Purpose
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to afford such persons an opportunity to acquire an ownership interest in the Company, thereby aligning the interests of such persons with the Company’s shareholders.
Section 2.   Definitions
As used in the Plan, the following terms shall have the meanings set forth below:
(a)   “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.
(b)   “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Other Stock-Based Award granted under the Plan.
(c)   “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).
(d)   “Board” shall mean the Board of Directors of the Company.
(e)   “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.
(f)   “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3.
(g)   “Company” shall mean NI Holdings, Inc. and any successor corporation.
(h)   “Director” shall mean a member of the Board.
(i)   “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.
(j)   “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor, or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended. An Eligible Person must be a natural person.
(k)   “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
(l)   “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the next preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(m)   “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
(n)   “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
(o)   “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.
(p)   “Other Stock-Based Award” shall mean any right granted under Section 6(e) of the Plan.
(q)   “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.
(r)   “Plan” shall mean the NI Holdings, Inc. 2020 Stock and Incentive Plan, as amended from time to time.
(s)   “Prior Plan” shall mean the NI Holdings, Inc. 2017 Stock and Incentive Plan.
(t)   “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
(u)   “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
(v)   “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.
(w)   “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.
(x)   “Securities Act” shall mean the Securities Act of 1933, as amended.
(y)   “Share” or “Shares” shall mean common shares with $0.01 par value in the capital of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).
(z)   “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.
(aa)   “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
Section 3.   Administration
(a)   Power and Authority of the Committee.   The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Sections 6 and 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations of Sections 6 and 7; (vii) determine whether, to what extent and under what circumstances Awards may be exercised or settled in cash, Shares or a combination thereof, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and sub-plans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-U.S. jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
(b)   Delegation.   The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Awards; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Awards to be made to officers of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of applicable exchange rules or applicable law.
(c)   Power and Authority of the Board.   Notwithstanding anything to the contrary contained herein, (i) the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3; and (ii) only the Committee (or another committee of the Board comprised of directors who qualify as independent directors within the meaning of the independence rules of any applicable securities exchange where the Shares are then listed) may grant Awards to Directors who are not also employees of the Company or an Affiliate.
(d)   Indemnification.   To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations. The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.
Section 4.   Shares Available for Awards
(a)   Shares Available.
(i)
Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall equal 1,000,000 (the authorized net increase of Shares in connection with the adoption of the Plan), plus any Shares subject to any outstanding award under the Prior Plan that, after May 27, 2020, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award, subject to the share counting provisions of Section 4(b) below.

(ii)
On and after stockholder approval of this Plan, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.

The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to Awards issued under the Plan in accordance with the Share counting rules described in Section 4(b) below. When determining the Shares added to and subtracted from the aggregate reserve above, the number of Shares added or subtracted shall be also determined in accordance with the Share counting rules described in Section 4(b) below.
(b)   Counting Shares.   Except as set forth in this Section 4(b) below, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.

(i)
Shares Added Back to Reserve.   Subject to the limitations in Section 4(b)(ii) below, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company, or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.

(ii)
Shares Not Added Back to Reserve.   Notwithstanding anything to the contrary in Section 4(b)(i) above, the following Shares will not again become available for issuance under the Plan: (A) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (B) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Award; (C) Shares covered by a stock settled Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (D) Shares that are repurchased by the Company using Option exercise proceeds.

(iii)
Cash-Only Awards.   Awards that do not entitle the holder thereof to receive or purchase Shares shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(iv)
Substitute Awards Relating to Acquired Entities.   Shares issued under Awards granted in substitution for awards previously granted by an entity that is acquired by or merged with the Company or an Affiliate shall not be counted against the aggregate number of Shares available for Awards under the Plan.

(c)   Adjustments.   In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d)(i) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.
(d)   Award Limitations Under the Plan.
(i)
Annual Limitations for Awards Granted to Eligible Persons Other Than Non-Employee Directors.   No Eligible Person who is an employee, officer, consultant, independent contractor or advisor may be granted any Award or Awards for more than 100,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Limitation for Awards Granted to Non-Employee Directors.   No Director who is not also an employee of the Company or an Affiliate may be granted any Award or Awards denominated in Shares that exceed in the aggregate $150,000 (such value computed as of the date of grant in accordance with applicable financial accounting rules) in any calendar year. The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5.   Eligibility
Any Eligible Person shall be eligible to be designated as a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Section 6.   Awards
(a)   Options.   The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Exercise Price.   The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.   The term of each Option shall be fixed by the Committee at the date of grant but shall not be longer than 10 years from the date of grant. Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(iii)
Time and Method of Exercise.   The Committee shall determine the time or times at which an Option may be exercised within the Option term, either in whole or in part, and the method of exercise, except that any exercise price tendered shall be in either cash, Shares having a Fair Market Value on the exercise date equal to the applicable exercise price or a combination thereof, as determined by the Committee.

(A)
Promissory Notes.   For avoidance of doubt, the Committee may not accept a promissory note as consideration.

(B)
Net Exercises.   The terms of any Option may be written to permit the Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if any, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.   Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)
The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 1,000,000 Shares.

(B)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All Incentive Stock Options must be granted within ten (10) years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the shareholders of the Company.

(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than ten (10) years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five (5) years from the date of grant.

(E)
The purchase price per Share for an Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(b)   Stock Appreciation Rights.   The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than one hundred percent (100%) of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) applicable to Options). The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
(c)   Restricted Stock and Restricted Stock Units.   The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
(i)
Restrictions.   Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose when granting Awards (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. (Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(d)). For purposes of clarity and without limiting the Committee’s general authority under Section 3(a), vesting of such Awards may, at the Committee’s discretion, be conditioned upon the Participant’s completion of a specified period of service with the Company or an

Affiliate, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions (subject to the minimum requirements in Section 6).
(ii)
Issuance and Delivery of Shares.   Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(d)   Dividends and Dividend Equivalents.   The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine. Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options, Stock Appreciation Rights or other Awards the value of which is based solely on an increase in the value of the Shares after the grant of such Award, and (ii) dividend and Dividend Equivalent amounts with respect to any Share underlying any other Award may be accrued but not paid to a Participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.
(e)   Other Stock-Based Awards.   The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. No Award issued under this Section 6(f) shall contain a purchase right or an option-like exercise feature.
(f)   General.
(i)
Consideration for Awards.   Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.   Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Limits on Transfer of Awards.   No Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, the Committee may permit the transfer of an Award to family members if such transfer is for no value and in accordance with the rules of Form S-8. The Committee may also establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.
(iv)
Restrictions; Securities Exchange Listing.   All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(v)
Prohibition on Option and Stock Appreciation Right Repricing.   Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by: (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities. An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Option or Stock Appreciation Right is less than the exercise price.

(vi)
Section 409A Provisions.   Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(vii)
Minimum Vesting.   Except as provided below, in the case of any Award granted to an Eligible Person other than a non-employee Director, no Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than a date that is at least one year following the date of grant (or, in the case of vesting based upon performance based objectives, exercise and vesting restrictions cannot lapse earlier than the one-year anniversary measured from the commencement of the period over which performance is evaluated). In the case of any Award granted to a non-employee Director, no

Award shall be granted with terms providing for any right of exercise or lapse of any vesting obligations earlier than the date of the Company’s next annual shareholder meeting. Notwithstanding the foregoing, the following Awards that do not comply with the foregoing minimum exercise and vesting requirements may be issued:
(A)
substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries;

(B)
shares delivered in lieu of fully vested cash Awards or any cash incentive compensation earned by a Participant, provided that the performance period for such incentive compensation was at least one fiscal year; and

(C)
any additional Awards the Committee may grant, up to a maximum of five percent (5%) of the aggregate number of Shares available for issuance under this Plan. For purposes of counting Shares against the five percent (5%) limitation, the Share counting rules under Section 4 of the Plan apply.

Nothing in this Section 6 shall limit the authority of the Committee to provide for the acceleration of the exercisability of any Award or the lapse of any restrictions relating to any Award except where expressly limited in Section 6(f)(viii).
(viii)
Acceleration of Vesting or Exercisability.   No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7.   Amendment and Termination; Corrections
(a)   Amendments to the Plan and Awards.   The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Plan) materially and adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof. Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange. For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of shareholders of the Company in order to:
(i)
amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)
subject to the limitations in Section 6, amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to maximize any available tax deduction or to avoid any adverse tax results, and no action taken to comply with such laws, rules, regulations and policies shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)
amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty and except as provided in Section 4(c), prior approval of the shareholders of the Company shall be required for any amendment to the Plan or an Award that would:
(I)
require shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ or any other securities exchange that are applicable to the Company;

(II)
increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(III)
permit repricing of Options or Stock Appreciation Rights, which is currently prohibited by Section 6 of the Plan;

(IV)
permit the award of Options or Stock Appreciation Rights at a price less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a) and Section 6(b) of the Plan;

(V)
increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a) and Section 6(b); or

(VI)
increase the number of shares subject to the annual limitations contained in Section 4(d) of the Plan.

(b)   Corporate Transactions.   In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), the Committee or the Board may, in its sole discretion but subject to the limitations in Section 6 (e.g., limitations on re-pricing and waiver of vesting restrictions), provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:
(i)
either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the vested portion of the Award or realization of the Participant’s vested rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 7(b)(i)(A), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)
that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c)   Correction of Defects, Omissions and Inconsistencies.   The Committee may, without prior approval of the shareholders of the Company, correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.   Income Tax Withholding
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. Without limiting the foregoing, for avoidance of doubt, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (subject to any limitations required by ASC Topic 718 to avoid adverse accounting treatment); (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (c) by any other means set forth in the applicable Award Agreement.
Section 9.   General Provisions
(a)   No Rights to Awards.   No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
(b)   Award Agreements.   No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company. An Award Agreement need not be signed by a representative of the Company unless required by the Committee. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
(c)   Plan Provisions Control.   In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.
(d)   No Rights of Shareholders.   Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.
(e)   No Limit on Other Compensation Arrangements.   Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
(f)   No Right to Employment or Directorship.   The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a Director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a Director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. Under no circumstances shall any person ceasing to be an employee or Director of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee or Director might otherwise have enjoyed but for termination of employment or directorship, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g)   Governing Law.   The internal law, and not the law of conflicts, of the State of North Dakota shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
(h)   Severability.   If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
(i)   No Trust or Fund Created.   Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
(j)   Other Benefits.   No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.
(k)   No Fractional Shares.   No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.
(l)   Headings.   Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Section 10.   Clawback or Recoupment
All Awards under this Plan shall be subject to recovery or other penalties pursuant to (i) any Company clawback policy, as may be adopted or amended from time to time, or (ii) any applicable law, rule or regulation or applicable stock exchange rule, including, without limitation, Section 304 of the Sarbanes-Oxley Act of 2002, Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any applicable stock exchange listing rule adopted pursuant thereto.
Section 11.   Effective Date of the Plan
The Plan was adopted by the Board at the NI Holdings, Inc. Board meeting on February 25, 2020. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on May 27, 2020, and the Plan shall be effective as of the date of such shareholder approval. On and after shareholder approval of the Plan, no awards shall be granted under the Prior Plan, but all outstanding awards previously granted under the Prior Plan shall remain outstanding and subject to the terms of the Prior Plan.
Section 12.   Term of the Plan
No Award shall be granted under the Plan, and the Plan shall terminate on February 25, 2030 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

NI Holdings, Inc. VOTE

Your vote matters – here's how to vote!

Online
Go to **www.investorvote.com/NODK** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Annual Meeting Proxy Card

1234 5678 9012 345

1. Election of Directors:

	For	Withhold		For	Withhold
01 - Michael J. Alexander	☐	☐	02 - Jeffrey R. Missling	☐	☐

	For	Against	Abstain
2. Proposal to ratify Mazars USA LLP as independent public accounting firm for 2020.	☐	☐	☐
3. Proposal to approve the NI Holdings, Inc. 2020 Stock and Incentive Plan.	☐	☐	☐

0393LA

01 - Michael J. Alexander 02 - Jeffrey R. MisslingFor Withhold For WithholdUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.0393LA++Proposals — The Board recommends a vote FOR A all nominees, and FOR Proposals 2 and 3.2. Proposal to ratify Mazars USA LLP as independent publicaccounting firm for 2020.1. Election of Directors:For Against AbstainPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowqIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qAnnual Meeting Proxy Card3. Proposal to approve the NI Holdings, Inc. 2020 Stock andIncentive Plan.For Against Abstain1234 5678 9012 345If no electronic voting,delete QR code and control #Δ ≈You may vote online or by phone instead of mailing this card.OnlineGo to www.investorvote.com/NODK or scanthe QR code — login details are located inthe shaded bar below.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/NODKPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaYour vote matters – here’s how to vote!

Small steps make an impact.Help the environment by consenting to receive electronicdelivery, sign up at www.investorvote.com/NODKNotice of 2020 Annual Meeting of ShareholdersProxy Solicited by Board of Directors for Annual Meeting – May 27, 2020Michael J. Alexander, President and CEO, and Brian R. Doom, Chief Financial Officer, or any of them, each with the power of substitution, are hereby authorizedto represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meetingof Stockholders of NI Holdings, Inc. to be held on May 27, 2020 or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees,and FOR Proposals 2 and 3.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — NI Holdings, Inc.qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qC Non-Voting Items++Change of Address — Please print new address below. Comments — Please print your comments below. Meeting AttendanceMark box to the right ifyou plan to attend theAnnual Meeting.2020 Annual Meeting of NI Holdings, Inc. Shareholders will be held onWednesday, May 27, 2020 at 10:00 a.m. Central Daylight Time, virtually via the internet atwww.meetingcenter.io/278002511.To access the virtual meeting, you must have the information that is printed in the shaded barlocated on the reverse side of this form.The password for this meeting is — NODK2020.